                                                                   EXHIBIT 10.84

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


                           dated as of March 15, 2002


                                      among


                               KILROY REALTY, L.P.


                              JPMORGAN CHASE BANK,
               as Bank and as Administrative Agent for the Banks,

                          J.P. MORGAN SECURITIES INC.,
                      as Lead Arranger and Sole Bookrunner,

                 COMMERZBANK AG, FIRST UNION NATIONAL BANK, and
                              FLEET NATIONAL BANK,
                             as Syndication Agents,

                  BANK ONE, N.A. and DRESDNER BANK AG, NEW YORK
                            AND GRAND CAYMAN BRANCHES
                           as Co-Documentation Agents

                                       and

                             THE BANKS LISTED HEREIN


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


          THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of March 15, 2002, among KILROY REALTY, L.P. (the "Borrower"), JPMORGAN CHASE BANK,
                                                --------
as Bank and as Administrative Agent for the Banks ("Administrative Agent"), J.P.
                                                    --------------------
MORGAN SECURITIES INC., as Lead Arranger and Sole Bookrunner, COMMERZBANK AG, FIRST UNION NATIONAL BANK and FLEET NATIONAL BANK, as Syndication Agents, BANK ONE, N.A. and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Co-Documentation Agents and the BANKS listed on the signature pages hereof (the "Banks").
 -----

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Administrative Agent's predecessor-in-interest by merger and certain of the Banks entered into a Revolving Credit Agreement, dated as of February 24, 1998, which was amended and restated in its entirety by that certain Amended and Restated Revolving Credit Agreement, dated as of October 9, 1998, and by that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 8, 1999 (as heretofore amended, the "Existing Credit Agreement"); and
              -------------------------

          WHEREAS, the parties hereto have agreed to amend and restate the terms and conditions contained in the Existing Credit Agreement in their entirety as hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          I. The Existing Credit Agreement is hereby modified so that all of the terms and conditions of the aforesaid Existing Credit Agreement shall be restated in their entirety as set forth herein, and the Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of this Agreement.

          II. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date hereof.

          III. Any reference in the Notes, any other Loan Document or any other document executed in connection with this Agreement to the Existing Credit Agreement shall be deemed to refer to this Agreement.

          The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section I.1.   Definitions. The following terms, as used herein, have
                         -----------
the following meanings:

          "Absolute Rate Auction" means a solicitation of Money Market Quotes
           ---------------------
setting forth Money Market Absolute Rates pursuant to Section 2.3.

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
           --------------------------------------
Section 2.7(b).

          "Adjustment Date" shall mean the date that the Borrower receives an
           ---------------
Investment Grade Rating for its unsecured senior long term indebtedness from at least two (2) Rating Agencies, at least one (1) of which shall be either S&P or Moody's.

          "Administrative Agent" means JPMorgan Chase Bank in its capacity as
           --------------------
administrative agent for the Banks hereunder, and its successors in such capacity.

          "Administrative Questionnaire" means, with respect to each Bank, an
           ----------------------------
administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

          "Agreement" means this Third Amended and Restated Revolving Credit
           ---------
Agreement, as the same may from time to time hereafter be modified, supplemented or amended.

          "Annual EBITDA" means, measured as of the last day of each calendar
           -------------
quarter, an amount derived from (i) total revenues relating to all Real Property Assets of the Borrower, the General Partner and their Consolidated Subsidiaries or to the Borrower's or the General Partner's interest in Minority Holdings for the previous four consecutive calendar quarters including the quarter then ended, on an accrual basis with adjustments for the straight-lining of rents, plus (ii) interest and other income of the Borrower, the General Partner and
----
their Consolidated Subsidiaries, including, without limitation, real estate service revenues, for such period, less (iii) total operating expenses and other
                                   ----
expenses relating to such Real Property Assets and to the Borrower's and the General Partner's interest in Minority Holdings for such period (other than interest, taxes, depreciation, amortization, and other non-cash items), less
                                                                        ----
(iv) total corporate operating expenses (including general overhead expenses) and other expenses of the Borrower, the General Partner, their Consolidated Subsidiaries and the Borrower's and the General Partner's interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other non-cash items), for such period.

          "Applicable Interest Rate" means the lesser of (x) the rate at which
           ------------------------
the interest rate applicable to any floating rate Debt could be fixed, at the time of calculation, by the Borrower entering into an unsecured interest rate swap agreement (or, if such rate is incapable of being fixed by entering into an unsecured interest rate swap agreement at the time of calculation, a reasonably determined fixed rate equivalent), and (y) the rate at which the interest rate applicable to such floating rate Debt is actually capped, at the time of calculation, if the Borrower has entered into an interest rate cap agreement with respect thereto or if the documentation for such Debt contains a cap.

          "Applicable Lending Office" means, with respect to any Bank, (i) in
           -------------------------
the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office, and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Applicable Margin" means, prior to the Adjustment Date, with respect
           -----------------
to each Euro-Dollar Loan, the respective percentages per annum determined, at any time, based on the range into which the Total Debt Ratio then falls, in accordance with the table set forth below:

--------------------------------------------------- --------------------------------------------------
                 Total Debt Ratio                    Applicable Margin for Euro-Dollar Loans (% per
                                                                         annum)
--------------------------------------------------- --------------------------------------------------
less than 25%                                                1.125%
--------------------------------------------------- --------------------------------------------------
equal to or greater than 25% but less than 35%               1.25%
--------------------------------------------------- --------------------------------------------------
equal to or greater than 35% but less than 45%               1.375%
--------------------------------------------------- --------------------------------------------------
equal to or greater than 45% but less than 50%               1.50%
--------------------------------------------------- --------------------------------------------------
equal to or greater than 50% but less than 55%               1.75%
--------------------------------------------------- --------------------------------------------------

From and after the Adjustment Date, the Applicable Margin with respect to each Euro-Dollar Loan shall mean the respective percentages per annum determined, at any time, based on the range into which the Borrower's Credit Rating (if any) then falls, in accordance with the table set forth below. Any change in the Borrower's Credit Rating shall be effective immediately as of the date on which any of the Rating Agencies announces a change in the Borrower's Credit Rating or the date on which the Borrower (or, as applicable, the General Partner) has no credit rating, whichever is applicable. In the event that the Borrower (or, as applicable, the General Partner) receives two (2) credit ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two
(2) credit ratings. In the event that Borrower (or, as applicable, the General Partner) receives more than two (2) credit ratings and such credit ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event that such two ratings are more than one rating apart, the Applicable Margin will be determined based on the rating which is one rating above the lower of the two ratings.

---------------------------------------------------- -------------------------------------------------
Borrower's Credit Rating (S&P/Moody's Ratings)       Applicable Margin for Euro-Dollar Loans (% per
                                                     annum)
---------------------------------------------------- -------------------------------------------------
BBB+/Baa1                                            1.00%
---------------------------------------------------- -------------------------------------------------
BBB/Baa2 (or better)                                 1.10%
---------------------------------------------------- -------------------------------------------------
BBB-/Baa3                                            1.20%
---------------------------------------------------- -------------------------------------------------
Less than Investment Grade Rating                    1.675%
---------------------------------------------------- -------------------------------------------------

          "Assignee" has the meaning set forth in Section 9.6(c).
           --------

          "Bank" means each bank listed on the signature pages hereof, each
           ----
Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank"
                                       --------  -------                 ----
shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.6(d), have the rights (including the rights given to a Bank contained in Section 9.3 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

          "Bank Due Diligence Package" has the meaning provided in Section 3.3.
           --------------------------

          "Bankruptcy Code" means Title 11 of the United States Code, entitled
           ---------------
"Bankruptcy", as amended from time to time, and any successor statute or statutes.

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Rate plus .50%.

          "Base Rate Borrowing" means a Borrowing comprised of Base Rate Loans.
           -------------------

          "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base
           --------------
Rate Loan in accordance with the applicable Notice of Borrowing or pursuant to
Article VIII.

          "Benefit Arrangement" means at any time an employee benefit plan
           -------------------
within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means Kilroy Realty, L.P. and its successors.
           --------

          "Borrower's Credit Rating" means the rating assigned by the Rating
           ------------------------
Agencies to the General Partner's or the Borrower's senior unsecured long term indebtedness.

          "Borrowing" has the meaning set forth in Section 1.3.
           ---------

          "Capital Expenditures" means, for any period, the sum of all
           --------------------
expenditures (whether paid in cash or accrued as a liability) by the Borrower which are capitalized on the consolidated balance sheet of the Borrower in conformity with GAAP, but less (i) all expenditures made with respect to the acquisition by the Borrower and its Consolidated Subsidiaries of any interest in real property within nine months after the date such interest in real property is acquired and (ii) capital expenditures made from the proceeds of insurance or condemnation awards (or payments in lieu thereof) or indemnity payments received during such period by Borrower or any of its Consolidated Subsidiaries from third parties.

          "Cash or Cash Equivalents" means (i) cash, (ii) direct obligations of
           ------------------------
the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by banks rated AA or better by S&P or Aa2 by Moody's and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, Federal Farm Credit System securities, (iv) time deposits, domestic and Eurodollar certificates of deposit, bankers acceptances, commercial paper rated at least

A-1 by S&P and P-1 by Moody's, and/or guaranteed by an Aa rating by Moody's, an AA rating by S&P, or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by banks which have a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's, and/or unconditionally guaranteed by an AA rating by S&P, an Aa2 rating by Moody's, or better rated credit, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P and/or guaranteed by an irrevocable letter of credit of a bank with a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping,
(viii) real estate loan pool participations, guaranteed by an entity with an AA rating given by S&P or an Aa2 rating given by Moody's, or better rated credit, and (ix) shares of any mutual fund that has its assets primarily invested in the types of investments referred to in clauses (i) through (v).

          "Chase" means JPMorgan Chase Bank, in its individual capacity.
           -----

          "Closing Date" has the meaning set forth in Section 3.1.
           ------------

          "Co-Documentation Agents" means Bank One, N.A. and Dresdner Bank AG,
           -----------------------
New York and Grand Cayman Branches, in their respective capacities as co-documentation agents for the Banks, and their successors in such capacity.

          "Commitment" means, with respect to each Bank, the amount committed by
           ----------
such Bank pursuant to this Agreement with respect to any Loans, as such amount may be reduced from time to time pursuant to Sections 2.9 and 2.10.

          "Committed Loan" means a Loan made by a Bank pursuant to Section 2.1;
           --------------
provided that, if any such Loan or loans (or portions thereof) are combined or
--------
subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Completion of Construction" means the issuance of a temporary or
           --------------------------
permanent certificate of occupancy for the improvements under construction, permitting the use and occupancy thereof for their regular intended uses.

          "Consolidated Subsidiary" means, at any date, any Subsidiary or other
           -----------------------
entity which is consolidated with the Borrower in accordance with GAAP.

          "Consolidated Tangible Net Worth" means at any date the consolidated
           -------------------------------
stockholders' equity of the Borrower (determined on a book basis), less its consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means with respect to any such intangible
                 -----------------
assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups subsequent to December 31, 1997 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary and (ii) goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry forwards, copyrights, organization or developmental expenses and other intangible assets.

          "Contingent Obligation" as to any Person means, without duplication,
           ---------------------
(i) any guaranty of the principal of the Debt of any other Person, (ii) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (iii) any obligation required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any non-recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (iii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the Applicable Interest Rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrower required to be delivered pursuant to Section 4.4 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to the

Borrower), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations,
(ii) in the case of joint and several guarantees given by a Person in whom the Borrower owns an interest (which guarantees are non-recourse to the Borrower), to the extent the guarantees, in the aggregate, exceed 15% of total real estate investments of such Person, the amount in excess of 15% shall be deemed to be a Contingent Obligation of the Borrower, and (iii) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Debt of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn.

          "Debt" of any Person (including Minority Holdings) means, without
           ----
duplication, (A) as shown on such Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or any asset and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) or other hedging agreements and currency swaps and foreign exchange contracts or similar agreements, which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of the Borrower shall be deemed to include only the Borrower's pro rata share (such share being based upon the Borrower's percentage ownership interest as shown on the Borrower's annual audited financial statements) of the Debt of any Person in which the Borrower, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to the Borrower.

          "Default" means any condition or event which constitutes an Event of
           -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Lender" means a special purpose corporation that (i) shall
           -----------------
have become a party to this Agreement pursuant to Section 9.6(d), and (ii) is not otherwise a Bank.

          "Designated Lender Notes" means promissory notes of the Borrower,
           -----------------------
substantially in the form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to repay Money Market Loans made by Designated Lenders, and "Designated Lender Note" means any one of such promissory notes issued under
Section 9.6(d) hereof.

          "Designating Lender" shall have the meaning set forth in Section
           ------------------
9.6(d) hereof.

          "Designation Agreement" means a designation agreement in substantially
           ---------------------
the form of Exhibit H attached hereto, entered into by a Bank and a Designated Lender and accepted by the Administrative Agent.

          "Dollar" and "$" mean dollars which are the lawful money of the United
           ------       -
States.

          "Domestic Business Day" means any day except a Saturday, Sunday or
           ---------------------
other day on which commercial banks in New York City and Los Angeles are authorized by law to close.

          "Domestic Lending Office" means, as to each Bank, its office located
           -----------------------
within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; provided that no Bank shall be permitted to change its Domestic Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans; or (ii) Borrower would be required to make any payment to such Bank pursuant to the provisions of Section 8.3 or Section 8.4.

          "Due Diligence Package" has the meaning provided in Section 3.3.
           ---------------------

          "Environmental Affiliate" means any partnership, or joint venture,
           -----------------------
trust or corporation in which an equity interest is owned by the Borrower, either directly or indirectly.

          "Environmental Approvals" means any permit, license, approval, ruling,
           -----------------------
variance, exemption or other authorization required under applicable Environmental Laws by a court or governmental agency having jurisdiction.

          "Environmental Claim" means, with respect to any Person, any notice,
           -------------------
claim, demand or similar communication (written or oral) by any other Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damage, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case as to which could reasonably be expected to have a Material Adverse Effect.

          "Environmental Laws" means any and all federal, state, local and
           ------------------
foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Material of Environmental Concern or hazardous wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Material of Environmental Concern or hazardous wastes or the clean-up or other remediation thereof.

          "Environmental Report" has the meaning set forth in Section 4.7.
           --------------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor statute.

          "ERISA Group" means the Borrower, any Subsidiary and all members of a
           -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Euro-Dollar Borrowing" has the meaning set forth in Section 1.3.
           ---------------------

          "Euro-Dollar Business Day" means any Domestic Business Day on which
           ------------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office,
           --------------------------
branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent; provided that no Bank shall be permitted to change its Euro-Dollar Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans; or (ii) Borrower would be required make any payment to such Bank pursuant to the provisions of Sections 8.3 or Section 8.4.

          "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a
           ----------------
Loan bearing interest at the Adjusted London Interbank Offered Rate in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section
           ------------------------------
2.7(b).

          "Event of Default" has the meaning set forth in Section 6.1.
           ----------------

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal

Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds
--------
Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average of the rates, quoted to Chase from at least three federal funds brokers of recognized standing selected by the Administrative Agent, on such day on such transactions as determined by the Administrative Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System as constituted from time to time.

          "Fee Letter" shall mean the letter agreement, dated as of January 17,
           ----------
2002, among the Borrower, J.P. Morgan Securities Inc. and JPMorgan Chase Bank relating to certain fees payable in connection with the transactions contemplated hereby, and all amendments and modifications thereto.

          "FFO" means "funds from operations," defined to mean net income (or
           ---
loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructurings and sales of properties, plus depreciation and amortization, after adjustments for Minority Holdings. Adjustments for Minority Holdings will be calculated to reflect FFO on the same basis as above.

          "Financeable Ground Lease" means either (x) a ground lease reasonably
           ------------------------
satisfactory to the Required Banks, or (y) a ground lease which provides (i) for a remaining term of not less than 25 years (including options and renewals),
(ii) that the ground lease will not be terminated until any leasehold mortgagee shall have received notice of a default and has had a reasonable opportunity to cure the same or complete foreclosure, and has failed to do so, (iii) for a new lease on substantially the same terms to any leasehold mortgagee recognized under such ground lease as tenant if the ground lease is terminated for any reason, (iv) for non-merger of the fee and leasehold estates, and (v) transferability of the tenant's interest under the ground lease, subject only to the landlord's reasonable approval. Notwithstanding the foregoing, it is hereby agreed that the ground lease with respect to the Real Property Asset commonly known as "Kilroy Airport Center, Long Beach, California", shall be deemed to be a "Financeable Ground Lease".

          "Fitch" means Fitch, Inc. or any successor thereto.
           -----

          "FMV Cap Rate" means 9%.
           ------------

          "Fronting Bank" shall mean Chase or such other Bank which Borrower is
           -------------
notified by the Administrative Agent may be a Fronting Bank and which is designated by Borrower in its Notice of Borrowing as the Bank which shall issue a Letter of Credit with respect to such Notice of Borrowing.

          "GAAP" means generally accepted accounting principles in the United
           ----
States recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession within the United States, which are applicable to the circumstances as of the date of determination.

          "General Partner" means Kilroy Realty Corporation, a Maryland
           ---------------
corporation.

          "Governmental Authority" means any Federal, state or local government
           ----------------------
or any other political subdivision thereof or agency exercising executive, legislative, judicial, regulatory or administrative functions having jurisdiction over the Borrower or any Mortgaged Property.

          "Group of Loans" means, at any time, a group of Loans consisting of
           --------------
(i) all Committed Loans which are Base Rate Loans at such time, or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Bank is converted to or
           --------
made as a Base Rate Loan pursuant to Section 8.2 or 8.4, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

          "Guaranty" means the Third Amended and Restated Guaranty of Payment,
           --------
of even date herewith, made by the General Partner.

          "Indemnitee" has the meaning set forth in Section 9.3(b).
           ----------

          "Interest Period" means: (i) with respect to each Euro-Dollar
           ---------------
Borrowing, the period commencing on the date of such Committed Borrowing or of any Notice of Interest Election with respect to such Committed Borrowing and ending one, two, three or, if available from all of the Banks, six months thereafter, as the Borrower may elect in the applicable Notice of Committed Borrowing or Notice of Interest Election; provided that:
                                          --------

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month; and.

               (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

          (ii) with respect to each Base Rate Borrowing, the period commencing on the date of such Committed Borrowing or Notice of Interest Rate Election and ending 30 days thereafter; provided that any Interest Period which would
                           --------
otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and provided that any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

          (iii) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending one, two, three or, if available from all applicable Banks, six months thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.3; provided that:
                                                       --------

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

               (c) if any Interest Period includes a date on which a payment of principal of Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an Interest Period determined as set forth above; and

               (d) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

          (iv) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 14 days nor more than 180 days) as the Borrower may elect in accordance with Section 2.3; provided that:
     --------

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

               (b) if any Interest Period includes a date on which a payment of principal of Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

               (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended, or any successor statute.

          "Investment Grade Rating" means a rating for a Person's senior
           -----------------------
long-term unsecured debt, or if no such rating has been issued, a "shadow" rating, of BBB- or better from S&P, and a rating or "shadow" rating of Baa3 or better from Moody's or a rating or "shadow" rating equivalent to the foregoing from Fitch. Any such "shadow" rating shall be evidenced by a letter from the applicable Rating Agency or by such other evidence as may be reasonably acceptable to the Administrative Agent (as to any such other evidence, the Administrative Agent shall present the same to, and discuss the same with, the Banks).

          "Lead Arranger" shall mean J.P. Morgan Securities Inc. in its capacity
           -------------
as lead arranger, and its successors in such capacity.

          "Letter(s) of Credit" has the meaning provided in Section 2.2(b).
           -------------------

          "Letter of Credit Collateral" has the meaning provided in Section 6.4.
           ---------------------------

          "Letter of Credit Collateral Account" has the meaning provided in
           -----------------------------------
Section 6.4.

          "Letter of Credit Documents" has the meaning provided in Section 2.17.
           --------------------------

          "Letter of Credit Usage" means at any time the sum of (i) the
           ----------------------
aggregate maximum amount available to be drawn under the Letters of Credit then outstanding, assuming compliance with all requirements for drawing referred to therein, and (ii) the aggregate amount of the Borrower's unpaid obligations under this Agreement in respect of the Letters of Credit.

          "LIBOR Auction" means a solicitation of Money Market Quotes setting
           -------------
forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.3.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, each of the Borrower and any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan, a Euro-Dollar Loan or a Money Market
           ----
Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans or Money Market Loans
          -----
or any combination of the foregoing.

          "Loan Amount" means Four Hundred Twenty-Five Million and 00/100
           -----------
Dollars ($425,000,000); provided, however, that the Borrower shall have the
                        --------  -------
right to increase the Loan Amount to up to Five Hundred Million and 00/100 Dollars ($500,000,000) at any time prior to the date which is two (2) years following the Closing Date, provided that one or more Banks increase their respective Commitments, in their sole discretion, it being understood that no Bank shall have the obligation to increase its Commitment notwithstanding that any other Bank or Banks shall have elected to do so, to achieve such increased Loan Amount.

          "Loan Documents" means this Agreement, the Notes, the Guaranty, the
           --------------
Letter(s) of Credit, the Letter of Credit Documents and any related documents.

          "London Interbank Offered Rate" has the meaning set forth in Section
           -----------------------------
2.7(b).

          "Margin Stock" shall have the meaning provided such term in Regulation
           ------------
U, Regulation T and Regulation X of the Federal Reserve Board.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business, operations, properties or assets of the Borrower or (ii) the ability of the

Borrower to perform its obligations hereunder in all material respects, including to pay interest and principal.

          "Material Lease" means, with respect to any Real Property Asset, any
           --------------
lease, underletting, concession agreement or license affecting such Real Property Asset, which represents more than 15% of the gross leasable area of such Real Property Asset.

          "Material of Environmental Concern" means and includes pollutants,
           ---------------------------------
contaminants, hazardous wastes, and toxic, radioactive, caustic or otherwise hazardous substances, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

          "Material Plan" means at any time a Plan having aggregate Unfunded
           -------------
Liabilities in excess of $5,000,000.

          "Maturity Date" has the meaning set forth in Section 2.9.
           -------------

          "Minority Holdings" means partnerships, limited liability companies
           -----------------
and corporations held or owned by the Borrower which are not consolidated with the Borrower on its financial statements.

          "Money Market Absolute Rate" has the meaning set forth in Section
           --------------------------
2.3(d)(ii)(4).

          "Money Market Absolute Rate Loan" means a Loan to be made by a Bank
           -------------------------------
pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic
           ---------------------------
Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by
                              --------
notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money

Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Money Market LIBOR Loan" means a Loan to be made by a Bank pursuant
           -----------------------
to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 2.3).

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market
           -----------------
Absolute Rate Loan.

          "Money Market Margin" has the meaning set forth in Section
           -------------------
2.3(d)(ii)(3).

          "Money Market Quote" means an offer by a Bank to make a Money Market
           ------------------
Loan in accordance with Section 2.3.

          "Moody's" means Moody's Investors Service, Inc. or any successor
           -------
thereto.

          "Multiemployer Plan" means at any time an employee pension benefit
           ------------------
plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Net Offering Proceeds" means all cash received by the Borrower or the
           ---------------------
General Partner as a result of the sale of common shares of beneficial interest, preferred shares of beneficial interest (including perpetual preferred), partnership interests, limited liability company interests, or other ownership or equity interests in the Borrower or the General Partner (or evidence of indebtedness of the Borrower or the General Partner convertible into any of the foregoing) less customary costs and discounts of issuance paid by the Borrower
           ----
or the General Partner, as the case may be.

          "Net Operating Cash Flow" means, with respect to any Real Property
           -----------------------
Asset, the Property Income, calculated on an annualized basis, for the period during which such Real Property Asset shall have been owned by the Borrower, the General Partner or any of their Subsidiaries, less Property Expenses, calculated on an estimated, pro forma (i.e., the results for the period during which such Real Property Asset shall have been owned shall be annualized, with appropriate adjustments for items of income and expense which are not earned or incurred in equal monthly amounts) basis.

                  "New Acquisition" shall mean any Real Property Asset acquired
                   ---------------
after the date hereof.

                  "Non-Recourse Debt" means Debt of the Borrower or the General
                   -----------------
Partner on a consolidated basis for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

                  "Notes" means, collectively, the promissory notes of the
                   -----
Borrower, each substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, together with any Designated Lender Notes, and "Note" means any one of such promissory notes issued
                   ----
hereunder.

                  "Notice of Borrowing" means a Notice of Committed Borrowing or
                   -------------------
a Notice of Money Market Borrowing.

                  "Notice of Committed Borrowing" has the meaning set forth in
                   -----------------------------
Section 2.2.

                  "Notice of Interest Election" has the meaning set forth in
                   ---------------------------
Section 2.15(a).

                  "Notice of Money Market Borrowing" has the meaning set forth
                   --------------------------------
in Section 2.3(f).

                  "Obligations" means all obligations, liabilities and
                   -----------
indebtedness of every nature of the Borrower from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Committed Loans at such time, plus (ii) the Letter of Credit Usage at such time, plus (iii) the outstanding principal amount of any Money Market Loans at such time.

                  "Outstanding Balance" means the sum of (i) the aggregate
                   -------------------
outstanding and unpaid principal balance of all Loans and (ii) the Letter of Credit Usage.

                  "Parent" means, with respect to any Bank, any Person
                   ------
controlling such Bank.

                  "Participant" has the meaning set forth in Section 9.6(b).
                   -----------

                  "PBGC" means the Pension Benefit Guaranty Corporation or any
                   ----
entity succeeding to any or all of its functions under ERISA.

                  "Permitted Liens" means (a) Liens in favor of the Borrower or
                   ---------------
the General Partner on all or any part of the assets of Subsidiaries of the Borrower or the General Partner, as applicable, provided that (i) the Debt to which such Lien relates is held by the Borrower, (ii) such Debt is not otherwise pledged or encumbered, and (iii) no more than 5% of the Unencumbered Asset Pool Properties Value may be subject to any such Liens; (b) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers' compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business; (c) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (d) Liens on property of the Borrower, the General Partner or any Subsidiary thereof in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation; (e) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower, the General Partner or any Subsidiary thereof and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the Borrower, the General Partner or any Subsidiary thereof; (f) statutory Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums due and payable which are not then past due (or which, if past due, are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); (g) Liens not otherwise permitted by this definition and incurred in the ordinary course of business of any or all of the Borrower, the General Partner or any Subsidiary thereof with respect to obligations which do not exceed $500,000 in principal amount in the aggregate at any one time outstanding; and (h) the interests of lessees and lessors under leases of real or personal property made in the ordinary course of business which would not have a Material Adverse Effect.

                  "Person" means an individual, a corporation, a partnership, a
                   ------
limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan
                   ----
(other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Prime Rate" means the rate of interest publicly announced by
                   ----------
Chase in New York City from time to time as its Prime Rate.

                  "Pro-Forma Debt Service" means, for any calendar quarter, the
                   ----------------------
greater of (x) the interest actually payable on the Loans and all other Unsecured Debt, and (y) the amount of debt service payments determined by applying a 30-year mortgage style amortization schedule to the Loans and such other Unsecured Debt outstanding as of the last day of such calendar quarter, using an interest rate equal to the Treasury Rate plus 1.75%.

                  "Property Expenses" means, when used with respect to any Real
                   -----------------
Property Asset, the costs of operating and maintaining such Real Property Asset which are the responsibility of the owner thereof and that are not paid directly by the tenant thereof, including, without limitation, taxes, insurance, repairs and maintenance, but provided that if such tenant is more than 60 days in arrears in the payment of base or fixed rent, then such costs will also constitute "Property Expenses", but excluding depreciation, amortization and interest costs.

                  "Property Income" means, when used with respect to any Real
                   ---------------
Property Asset, cash rents and other cash revenues received in the ordinary course therefrom, including, without limitation, revenues from any parking leases and lease termination fees amortized over the remaining term of the lease for which such termination fee was received (other than pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent).

                  "Qualified Development Properties" means any Real Property
                   --------------------------------
Assets which are 100% owned in fee (or leasehold pursuant to a Financeable Ground Lease) by the Borrower, the General Partner or any of their Consolidated Subsidiaries and which are not subject to any Lien (other than Permitted Liens), and which are under construction and which, in accordance with GAAP, have not yet been placed into service, provided, however, that if 66.67% or more of the net rentable area of any Qualified Development Property has not been leased to tenants other than tenants that are affiliates of the Borrower on or before the earlier to occur of (x) the date which is six (6) months after the Completion of Construction thereof, and (y) the eighteen month anniversary of the commencement of construction thereof, then the same will cease to be a Qualified Development Property.

                  "Qualified Leased Development Properties" means any Real
                   ---------------------------------------
Property Assets which are 100% owned in fee (or leasehold pursuant to a Financeable Ground Lease) by the Borrower, the General Partner or any of their Consolidated Subsidiaries and which are not subject to any Lien (other than Permitted Liens), and which are under construction and, in accordance with GAAP, have not yet been placed into service, and of which, as of any date of determination, 66.67% or more of the net rentable area of such Real Property Asset has been leased to tenants other than tenants that are affiliates of the Borrower.

                  "Quotation Date" has the meaning set forth in Section 2.7(b).
                   --------------

                  "Rating Agencies" means, collectively, S&P, Moody's and Fitch.
                   ---------------

                  "Real Property Assets" means as of any time, the real property
                   --------------------
assets owned directly or indirectly by the Borrower at such time, and "Real
                                                                       ----
Property Asset" means any one of them.
--------------

                  "Recourse Debt" shall mean Debt of the Borrower, the General
                   -------------
Partner or any Consolidated Subsidiary that is not Non-Recourse Debt.

                  "Reference Bank" means the principal London offices of Chase.
                   --------------

                  "Regulation T" means Regulation T of the Board of Governors of
                   ------------
the Federal Reserve System, as in effect from time to time.

                  "Regulation U" means Regulation U of the Board of Governors of
                   ------------
the Federal Reserve System, as in effect from time to time.

                  "Regulation X" means Regulation X of the Board of Governors of
                   ------------
the Federal Reserve System, as in effect from time to time.

                  "Release" means any release, spill, emission, leaking,
                   -------
pumping, pouring, dumping, emptying, deposit, discharge, leaching or migration.

                  "Required Banks" means, at any time, Banks having at least
                   --------------
two-thirds (i.e., 66 2/3%) of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least two-thirds (i.e., 66 2/3%) of the aggregate unpaid principal amount of the Loans; provided, however, that no Bank which is in breach of Section 2.4 shall be permitted to vote on any matter requiring the vote of the Required Banks and for purposes of determining the Required Banks the Commitment of such Bank or the unpaid principal amount of Loan evidenced by Notes held by such Bank, as applicable, shall not be counted.

                  "Requirements" means all present and future laws, statutes,
                   ------------
codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Mortgaged Property and all restrictive covenants applicable to any Mortgaged Property.

                  "S&P" means Standard & Poor's Ratings Service, a division of
                   ---
The McGraw-Hill Companies, Inc., or any successor thereto.

                  "Secured Debt" means all Debt secured by a Lien on real
                   ------------
property.

                  "Separate Parcel" means a Real Estate Asset that is a single,
                   ---------------
legally subdivided, separately zoned parcel that can be legally transferred or conveyed separate and distinct from any other Real Estate Asset without benefit of any other Real Estate Asset.

                  "Sole Bookrunner" shall mean J.P. Morgan Securities Inc. in
                   ---------------
its capacity as sole bookrunner, and its successors in such capacity.

                  "Solvent" means, with respect to any Person, that the fair
                   -------
saleable value of such Person's assets exceeds the Debts of such Person.

                  "Subsidiary" means any corporation or other entity of which
                   ----------
securities or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by the Borrower.

                  "Syndication Agents" means Commerzbank AG, First Union
                   ------------------
National Bank and Fleet National Bank, in their respective capacities as syndication agents for the Banks, and their successors in such capacity.

                  "Telerate Page 3740 or Page 3750" has the meaning set forth in
                   -------------------------------
Section 2.7(b).

                  "Term" has the meaning set forth in Section 2.9.
                   ----

                  "Total Asset Value" means, the sum of (w) with respect to
                   -----------------
those Real Property Assets owned for at least the two previous consecutive quarters, the quotient of (i) Annual EBITDA with respect thereto for the previous four (4) consecutive quarters (or, if owned for only two or three quarters, the Annual EBITDA for such period, annualized), including the quarter then ended, but less reserves for Capital Expenditures of (A) $0.30 per square foot per annum for each Real Property Asset that is an office property, and (B) $0.15 per square foot per annum for each Real Property Asset that is an industrial property, divided by (ii) the FMV Cap Rate, (x) with respect to those Real Property Assets owned for less than the two previous consecutive quarters, the lesser of (i) the quotient of Net Operating Cash Flow applicable to each such Real Property Asset, calculated on an annualized basis, based upon (A) the actual amount of Net Operating Cash Flow for the period of the Borrower's, the General Partner's or their Subsidiary's ownership of such Real Property Asset, less replacement reserves of (1) $.30 per square foot per annum for each such Unencumbered Asset Pool Property which is an office building and (2) $.15 per square foot per annum for each such Unencumbered Asset Pool Property which is an industrial building, divided by (B) the FMV Cap Rate, and (ii) the purchase price actually paid by the Borrower, the General Partner or any of their Subsidiaries (as applicable) for such Real Property, (y) with respect to Qualified Development Properties and, without duplication, Qualified Leased Development Properties, 40% of the book value thereof, and (z) Cash or Cash Equivalents of the Borrower, the General Partner and their Subsidiaries as of the date of determination.

          "Total Debt Ratio" means the ratio, as of the date of determination,
           ----------------
of (i) the sum of (x) the Total Liabilities of the Borrower, the General Partner and their Consolidated Subsidiaries and (y) the Borrower's and the General Partner's pro rata share of the Total Liabilities of any Minority Holdings of the Borrower or the General Partner to (ii) Total Asset Value.

          "Total Debt Service" means, as of the last day of each calendar
           ------------------
quarter, an amount equal to the sum of (i) interest (whether accrued, paid or capitalized) payable by Borrower on its Debt for the previous four consecutive quarters including the quarter then ended, plus (ii) scheduled payments of principal on such Debt, whether or not paid by the Borrower (excluding balloon payments) for the previous four consecutive quarters including the quarter then ended.

          "Total Liabilities" means the sum of the balance sheet amount of all
           -----------------
Debt of the Borrower, the General Partner and their Consolidated Subsidiaries and all accounts payable and all other liabilities of such Person, all as determined in accordance with GAAP.

          "Treasury Rate" means, as of any date, a rate equal to the annual
           -------------
yield to maturity on the U.S. Treasury Constant Maturity Series with a ten-year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release
H.15 is no longer published, the Administrative Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten-year maturities.

                  "Unencumbered Asset Pool Net Operating Cash Flow" means, as of
                   -----------------------------------------------
any date of determination with respect to the Unencumbered Asset Pool Properties, Property Income with respect to the Unencumbered Asset Pool Properties for the previous four (4) consecutive quarters (except as provided below), including the quarter then ended, but less (x) Property Expenses with respect to the Unencumbered Asset Pool Properties for the previous four (4) consecutive quarters (except as provided below), including the quarter then ended, and (y) the greater of (i) Capital Expenditures which are not related to new construction for the previous four (4) consecutive quarters, including the quarter then ended, and (ii) reserves for Capital Expenditures of $.70 per square foot per annum for each Unencumbered Asset Pool Property that is an office property, and $.40 per square foot per annum for each Unencumbered Asset Pool Property that is an industrial property. Notwithstanding the foregoing, with respect to any Unencumbered Asset Pool Property owned by the Borrower, the General Partner or any of their Consolidated Subsidiaries for a period of less four (4) fiscal quarters, but more than one (1) fiscal quarter, Unencumbered Asset Pool Net Operating Cash Flow shall be determined in a manner consistent with the foregoing calculation utilizing annualized Property Income, Property Expenses and Capital Expenditures (or, if greater, reserves for Capital Expenditures) for the relevant period of the Borrower's, the General Partner's or any of their Consolidated Subsidiaries' ownership of such Unencumbered Asset Pool Property, provided such period shall be at least one fiscal quarter.

                  "Unencumbered Asset Pool Properties" means, as of any date,
                   ----------------------------------
the Real Property Assets listed in EXHIBIT B attached hereto and made a part
                                   ---------
hereof, each of which is 100% owned in fee (or leasehold pursuant to a Financeable Ground Lease in the case of assets listed on EXHIBIT C as
                                                         ---------
leaseholds), directly or indirectly, by the Borrower or the General Partner, together with all Real Property Assets which have become part of the Unencumbered Asset Pool Properties as of such date in accordance with Section 3.3, and, as to all of the foregoing, each of which is (i) either an industrial property or primarily an office property which may have secondary uses, and (ii) not subject to any Lien (other than Permitted Liens), subject to adjustment as set forth herein.

                  "Unencumbered Asset Pool Properties Value" means the sum of:
                   ----------------------------------------

                           (i)   with respect to the Unencumbered Asset Pool
Properties owned by the Borrower, the General Partner or any of their Consolidated Subsidiaries for a period of at least six (6) calendar months, the quotient of (x) the Unencumbered Asset Pool Net Operating Cash Flow less replacement reserves of $.30 per square foot per annum for each such Unencumbered Asset Pool Property which is an office building and $.15 per square foot per annum for each such Unencumbered Asset Pool Property which is an industrial building, divided by (y) the FMV Cap Rate, and

                           (ii)  with respect to Unencumbered Asset Pool
Properties owned by the Borrower, the General Partner or any of their Consolidated Subsidiaries for a period of less than six (6) calendar months, the lesser of (A) the quotient of (x) the Unencumbered Asset Pool Net Operating Cash Flow on an annualized basis based upon the Unencumbered Asset Pool Net Operating Cash Flow for the period of such Person's ownership of the Unencumbered Asset Pool Property in question less replacement reserves of $.30 per square foot per annum for each such Unencumbered Asset Pool Property which is an office building and $.15 per square foot per annum for each such Unencumbered Asset Pool Property which is an industrial building, divided by (y) the FMV Cap Rate and
(B) the purchase price actually paid by the Borrower, the General Partner or any of their Consolidated Subsidiaries (as applicable) for such Unencumbered Asset Pool Property; provided, however, that if any such Unencumbered Asset Pool
               --------  -------
Property shall have been purchased as part of a portfolio of properties and no purchase price shall have been specifically allocated thereto, then the purchase price therefore shall be deemed to be equal to that percentage of the total purchase price for such portfolio as is equal to the percentage of the total Net Operating Cash Flow with respect to such portfolio represented by the Net Operating Cash Flow attributable to the applicable Unencumbered Asset Pool Property, and

                           (iii) with respect to Qualified Leased Development
Properties, forty percent (40%) of the book value thereof, provided that availability under the Commitments attributable to such Qualified Leased Development Properties shall not in any event exceed 10% of Unencumbered Asset Pool Properties Value.

                  "Unfunded Liabilities" means, with respect to any Plan at any
                   --------------------
time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "United States" means the United States of America, including
                   -------------
the States and the District of Columbia, but excluding its territories and possessions.

                  "Unsecured Debt" means Debt not secured by a Lien on real
                   --------------
property.

                  "Unsecured Debt Ratio" means, as of any date of determination,
                   --------------------
the ratio of the Unencumbered Asset Pool Properties Value as of the date of determination to the aggregate amount of Unsecured Debt of the Borrower, the General Partner and their Consolidated Subsidiaries outstanding as of such date of determination.

                  "Unused Commitments" means an amount equal to all unadvanced
                   ------------------
funds (other than unadvanced funds in connection with any construction loan) which any third party is obligated to advance to the Borrower or otherwise, pursuant to any Loan Document, written instrument or otherwise.

                  Section I.2. Accounting Terms and Determinations. Unless
                               -----------------------------------
otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower delivered to the Administrative Agent and the Banks; provided that, if the Borrower notifies
                                        --------
the Administrative Agent and the Banks that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

                  Section I.3. Types of Borrowings. The term "Borrowing" denotes
                               -------------------            ---------
the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article II on the same date, all of which Loans are of the same type (subject to Article VIII) and, except in the case of Base Rate Loans, have the same Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a
                                                                       ---
"Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.1 in
            ---
which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.3).

                                   ARTICLE II

                                   THE CREDITS

                  Section II.1. Commitments to Lend.
                                -------------------
                  (a) Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Committed Loans to the Borrower and participate in Letters of Credit issued by the Fronting Bank on behalf of the Borrower pursuant to this Section from time to time during the Term in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding together with such Bank's pro rata share of the Letter of
                                               --- ----
Credit Usage shall not exceed the amount of its Commitment. The aggregate amount of Committed Loans to be made hereunder together with the Letter of Credit Usage and outstanding Money Market Loans shall not exceed the Loan Amount. Each Borrowing under this subsection (a) shall be in an aggregate principal amount of at least $2,500,000, or an integral multiple of $500,000 in excess thereof and shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed. Notwithstanding anything to the contrary, the number of new Borrowings shall be limited to ten (10) Borrowings per month.

                  (b) Notwithstanding anything in the preceding subparagraph (a) to the contrary, the Loan Amount shall in no event exceed (and no Bank shall be deemed to have committed to fund its pro rata share of an amount which exceeds)
                                     --- ----
an amount that would cause (A) the ratio of (i) Unencumbered Asset Pool Net Operating Cash Flow to (ii) Pro-Forma Debt Service to be less than 1.8:1.0 or
(B) the Unsecured Debt Ratio to be less than 1.8:1.0 or (C) an amount which would result in the violation of any provision of Section 5.8.

                  Section II.2. Notice of Committed Borrowing. (a) The Borrower
                                -----------------------------
shall give the Administrative Agent notice (a "Notice of Committed Borrowing")
                                               -----------------------------
not later than 2:00 p.m. (New York City time) (x) one Domestic Business Day before each Base Rate Borrowing or (y) three (3) Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                           (1) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (2) the aggregate amount of such Borrowing,

                           (3) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans,

                           (4) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period,

                           (5) the intended use for the proceeds of such Borrowing, and

                           (6) that no Default or Event of Default has occurred or is continuing.

Notwithstanding the time frame set forth in clause (a)(x) above, in the event that the Money Market Quotes submitted by the Banks pursuant to Section 2.3(c) below are, in the aggregate, in an amount less than the principal amount requested by the Borrower in the related Money Market Quote Request, then the Borrower shall be permitted to give the Administrative Agent notice of its intent to make a Base Rate Borrowing, in the amount of the difference between accepted Money Market Quotes and the principal amount requested by Borrower in the related Money Market Quote Request, no later than 2:30 p.m. (New York City time) on the date of such Borrowing.

                  (b) Borrower shall give the Administrative Agent, and the designated Fronting Bank, written notice in the event that it desires to have Letters of Credit (each, a "Letter of Credit") issued hereunder no later than
                            ----------------
2:00 p.m., New York City time, at least four (4) Domestic Business Days prior to the date of such issuance. Each such notice shall specify (i) the designated Fronting Bank, (ii) the aggregate amount of the requested Letters of Credit,
(iii) the individual amount of each requested Letter of Credit and the number of Letters of Credit to be issued, (iv) the date of such issuance (which shall be a Domestic Business Day), (v) the name and address of the beneficiary, (vi) the expiration date of the Letter of Credit (which in no event shall be later than twelve (12) months after the issuance of such Letter of Credit or the Maturity Date, whichever is earlier), (vii) the purpose and circumstances for which such Letter of Credit is being issued and (viii) the terms upon which each such Letter of Credit may be drawn down (which terms shall not leave any discretion to Fronting Bank). Each such notice may be revoked telephonically by the Borrower to the applicable Fronting Bank and the Administrative Agent any time prior to the date of issuance of the Letter of Credit by the applicable Fronting Bank, provided such revocation is confirmed in writing by the Borrower to the Fronting Bank and the Administrative Agent within one (1) Domestic Business Day by facsimile. No later than 2:00 p.m., New York City time, on the date that is four (4) Domestic Business Days prior to the date of issuance, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit, which if presented by such beneficiary prior to the expiration date of the Letter of Credit would require the Fronting Bank to make a payment under the Letter of Credit; provided, that Fronting Bank may, in its reasonable judgment,
                  --------
require changes in any such documents and certificates only in conformity with changes in customary and commercially reasonable practice or law and, provided
                                                                      --------
further, that no Letter of Credit shall require payment against a conforming
-------
draft to be made thereunder on the following Domestic Business Day that such draft is presented if such presentation is made later than 10:00 A.M. New York City time (except that if the beneficiary of any Letter of Credit requests at the time of the issuance of its Letter of Credit that payment be made on the same Domestic Business Day against a conforming draft, such beneficiary shall be entitled to such a same day draw, provided such draft is presented to the applicable Fronting Bank no later than 10:00 A.M. New York City time and provided further the Borrower shall have requested to the Fronting Bank and the Administrative Agent that such beneficiary shall be entitled to a same day draw). In determining whether to pay on such Letter of Credit, the Fronting Bank shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  Section II.3. Money Market Borrowings.
                                -----------------------

                  (a) The Money Market Option. In addition to Committed
                      -----------------------
Borrowings pursuant to Section 2.1, at such time as the Borrower's Credit Rating is an Investment Grade Rating from at least two Rating Agencies, one of which shall be S&P or Moody's, the Borrower may, as set forth in this Section 2.3, request the Banks during the Term to make offers to make Money Market Loans to the Borrower, not to exceed, at such time, the lesser of (i) the Committed Loans and (ii) $150,000,000. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

                  (b) Money Market Quote Request. When the Borrower wishes to
                      --------------------------
request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit D hereto so as to be received
                                           ---------
not later than 2:00 p.m. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction, or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                      (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                           (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $500,000,

                           (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                           (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within thirty days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Money Market Quote Request.

                  (c)      Invitation for Money Market Quotes. Promptly upon
                           ----------------------------------
receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit F hereto, which shall constitute an
                                    ---------
invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section 2.3.

                  (d)      Submission and Contents of Money Market Quotes. (i)
                           ----------------------------------------------
Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 10:00 a.m. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (y) 10:00 a.m. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative
               --------
Agent (or any affiliate of the Administrative Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than thirty (30) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower. Such Money Market Loans may be funded by such Bank's Designated Lender (if any) as provided in Section 9.6(d); however such Bank shall not be required to specify in its Money Market Quote whether such Money Market Loans will be funded by such Designated Lender.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit E hereto and shall in any case specify:
---------

               (1 the proposed date of Borrowing,

               (2 the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $10,000,000 or a larger multiple of $500,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

               (3 in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin")
                                                    -------------------
     offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

               (4 in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market
                                                                 ------------
     Absolute Rate") offered for each such Money Market Loan, and
     -------------

               (5 the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii) Any Money Market Quote shall be disregarded if it:

                (1 is not substantially in conformity with Exhibit F hereto or
                                                           ---------
     does not specify all of the information required by subsection (d)(ii) above;

                (2 contains qualifying, conditional or similar language;

                (3 proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                (4 arrives after the time set forth in subsection (d)(i).

          (e    Notice to Borrower. The Administrative Agent shall promptly
                ------------------
notify the Borrower (x) with respect to each Money Market Quote submitted in accordance with subsection (d), of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f    Acceptance and Notice by Borrower. Not later than 1:00 p.m. (New
                ---------------------------------
York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall
                                        --------------------------------
specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:
      --------

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

               (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $500,000;

               (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

               (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

          (g   Allocation by Administrative Agent. If offers are made by two or
               ----------------------------------
more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in multiples of $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Administrative Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          (h   Notification by Administrative Agent. Upon receipt of the
               ------------------------------------
Borrower's Notice of Money Market Borrowing in accordance with Section 2.3(f) hereof, the Administrative Agent shall, on the date such Notice of Money Market Borrowing is received by the Administrative Agent, notify each Bank of the principal amount of the Money Market Borrowing accepted by the Borrower and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the Borrower. A Bank who is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in Section 9.6(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee under such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

          Section II.4. Notice to Banks; Funding of Loans.
                        ---------------------------------

          (a Upon receipt of a Notice of Committed Borrowing, the Administrative Agent shall notify each Bank on the same day as it receives the Notice of Committed Borrowing of the contents thereof and of such Bank's share of such Borrowing and such Notice of Committed Borrowing shall not thereafter be revocable by the Borrower.

          (b Not later than 2:00 P.M. (New York City time) on the date of each Committed Borrowing, each Bank shall make available its share of such Committed Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. The Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. If the Borrower has requested the issuance of a Letter of Credit, no later than 12:00 Noon (New York City time) on the date of such issuance as indicated in the notice delivered pursuant to Section 2.2(b), the Fronting Bank shall issue such Letter of Credit in the amount so requested and deliver the same to the Borrower with a copy thereof to the Administrative Agent. At the request of any Bank, the Administrative Agent promptly shall deliver copies thereof to such Bank. Immediately upon the issuance of each Letter of Credit by the Fronting Bank, such Fronting Bank shall be deemed to have sold and transferred to each other Bank, and each such other Bank shall be deemed, and hereby agrees, to have irrevocably and unconditionally purchased and received from the Fronting Bank, without recourse or warranty, an undivided interest and a participation in such Letter of Credit, any drawing thereunder, and the obligations of the Borrower hereunder with respect thereto, and any security therefor or guaranty pertaining thereto, in an amount equal to such Bank's ratable share thereof (based upon the ratio its Commitment bears to the aggregate of all Commitments). Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares. The Fronting Bank shall have the primary obligation to fund any and all draws made with respect to such Letter of Credit notwithstanding any failure of a participating Bank to fund its ratable share of any such draw. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will instruct the Fronting Bank to make such Letter of Credit available to the Borrower and the Fronting Bank shall make such Letter of Credit available to the Borrower at the Borrower's aforesaid address or at such address in the United States as Borrower shall request on the date of the Borrowing.

          (c Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.4 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.7 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          Section II.5. Notes.
                        -----

          (a The Loans shall be evidenced by the Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Commitment.

          (b   Each Bank may, by notice to the Borrower and the Administrative
Agent, request that its Loans of a particular type be evidenced by a separate
Note in an amount equal to the aggregate unpaid principal amount of such Bank's Loans of such type. Each such Note shall be in substantially the form of Exhibit
                                                                         -------
A hereto, with appropriate modifications to reflect the fact that it evidences
-
solely Loans of the relevant type for such Bank. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any
                  ----
or all of such Notes, as the context may require.

          (c   Upon receipt of each Bank's Note, the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided
                                                                       --------
that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          (d   There shall be no more than ten (10) Euro-Dollar Borrowings outstanding at any one time pursuant to this Agreement.

          Section II.6. Maturity of Loans. The Loans shall mature, and the
                        -----------------
principal amount thereof shall be due and payable, on the Maturity Date.

          Section II.7. Interest Rates.
                        --------------

          (a   Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of twenty-five (25) basis points plus the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof.

          (b   Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted London Interbank Offered Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          "Adjusted London Interbank Offered Rate" applicable to any Interest
           --------------------------------------
Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          "Euro-Dollar Reserve Percentage" means for any day that percentage
           ------------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to a particular
               -----------------------------
Interest Period shall mean a rate per annum equal to the rate for Dollar deposits with maturities comparable to such Interest Period which appears on Telerate Page 3740 or Page 3750 as of 11:00 a.m., London time, on the Quotation Date; provided, however, if such rate does not appear on Telerate Page 3740 or
      --------  -------
Page 3750, the "London Interbank Offered Rate" applicable to a particular Interest Period shall mean a rate per annum equal to the rate at which Dollar deposits in an amount approximately equal to the applicable Euro-Dollar Loan(s), and with maturities comparable to the last day of the Interest Period with respect to which such London Interbank Offered Rate is applicable, are offered in immediately available funds in the London Interbank Market to the London office of the Administrative Agent by leading banks in the Eurodollar market at 11:00 a.m., London time on the Quotation Date.

          The "Quotation Date" means, in relation to any period for which an
               --------------
interest rate is to be determined, two (2) Euro-Dollar Business Days before the first day of that period, unless market practice differs in the relevant interbank market for a currency, in which case the Quotation Date for that currency will be determined by the Administrative Agent in accordance with market practice in the London interbank market (and if quotations would normally be given by leading banks in the London interbank market on more than one day, the Quotation Date will be the last of those days).

          "Telerate Page 3740 or Page 3750" means the display designated as
           -------------------------------
"Page 3740" or "Page 3750", as applicable, on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3740 or Page 3750, as applicable, on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association interest settlement rates for deposits in Dollars. Any London Interbank Offered Rate determined on the basis of the rate displayed on Telerate Page 3740 or Page 3750 in accordance with the provisions hereof shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one hour of the time when such rate is first displayed by such Service.

          (c Subject to Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.7(b) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.3. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with
Section 2.3. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than ninety days, at intervals of ninety days after the first day thereof.

          (d In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by law, overdue interest in respect of all Loans, shall bear interest at the annual rate of the sum of the Base Rate and four percent (4%).

          (e The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (f   The Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of Section
8.1 shall apply.

          Section II.8. Fees.
                        ----

          (a   Commitment/Facility Fee. During the Term, the Borrower shall pay
               -----------------------
to the Administrative Agent for the account of the Banks ratably in proportion to their respective Commitments, a commitment fee on the daily average undrawn and uncancelled Commitments in any given quarter determined as follows:

          (i) prior to the Adjustment Date, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their respective Commitments, a commitment fee on the daily average undrawn and uncancelled Commitments in any given quarter at the respective percentages per annum based upon the range into which the Total Debt Ratio then falls in accordance with the following table:

--------------------------------------------------- -------------------------------------------------
                                                    Applicable Commitment Fee (% per
                 Total Debt Ratio                   annum)
--------------------------------------------------- -------------------------------------------------
less than 35%                                                0.20%
--------------------------------------------------- -------------------------------------------------
equal to or greater than 35% but less than 45%               0.25%
--------------------------------------------------- -------------------------------------------------
equal to or greater than 45% but less than 50%               0.30%
--------------------------------------------------- -------------------------------------------------
equal to or greater than 50% but less than 55%               0.35%
--------------------------------------------------- -------------------------------------------------

          (ii) from and after the Adjustment Date, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their respective Commitments, a facility fee on the daily average Commitments in any given quarter at the respective percentages per annum based upon the Borrower's Credit Rating in accordance with the following table:

--------------------------------------------------- -------------------------------------------------
            Borrower's Credit Rating                Applicable Facility Fee (% per annum)
--------------------------------------------------- -------------------------------------------------
BBB+/Baa1                                           0.20%
--------------------------------------------------- -------------------------------------------------
BBB/Baa2                                            0.20%
--------------------------------------------------- -------------------------------------------------
BBB-/Baa3                                           0.25%
--------------------------------------------------- -------------------------------------------------
Below Investment Grade Rating or no rating          0.325%
--------------------------------------------------- -------------------------------------------------

The commitment/facility fee shall be payable quarterly, in arrears, on each January 1, April 1, July 1, and October 1 during the Term and any extensions thereof. Any change in the Borrower's Credit Rating causing it to move into a different range on the table shall effect an immediate change in the applicable percentage per annum. In the event that the Borrower's (or the General Partner's) Credit Rating is such that the Rating Agencies' ratings are split between a higher and a lower rating, the applicable percentage per annum shall be based upon the lower of such two (2) Credit Ratings. In the event that Borrower (or, as applicable, the General Partner) receives more than two (2) credit ratings and such credit ratings are not equivalent, the applicable fee shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event that such two ratings are more than one rating apart, the Applicable Margin will be determined based on the rating which is one rating above the lower of the two ratings.

          (b   Letter of Credit Fee. During the Term, the Borrower shall pay to
               --------------------
the Administrative Agent, for the account of the Banks in proportion to their interests in respect of undrawn issued Letters of Credit, a fee (a "Letter of
                                                                    ---------
Credit Fee") in an amount, provided that no Event of Default shall have occurred
----------
and be continuing, equal to a rate per annum equal to the Applicable Margin with respect to Euro-Dollar Loans on the daily average of such issued and undrawn Letters of Credit, which fee shall be payable, in arrears, on each January 1, April 1, July 1 and October 1 during the Term. From the occurrence, and during the continuance, of an Event of Default, such fee shall be increased to be equal to four percent (4%) per annum on the daily average of such issued and undrawn Letters of Credit.

          (c   Fronting Bank Fee. The Borrower shall pay any Fronting Bank, for
               -----------------
its own account, a fee (a "Fronting Bank Fee") at a rate per annum equal to .15%
                           -----------------
of the issued and undrawn amount of such Letter of Credit, which fee shall be in addition to and not in lieu of, the Letter of Credit Fee. The Fronting Bank Fee shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the Term.

          (d   Fees Non-Refundable. All fees set forth in this Section 2.8 shall
               -------------------
be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Administrative Agent and the Banks regardless of whether any Loans are actually made.

          Section II.9.  Mandatory Termination. The term (the "Term") of the
                         ---------------------                 ----
Commitments shall terminate and expire, and the Borrower shall return or cause to be returned all Letters of Credit to the Fronting Bank, on March 15, 2005 (the "Maturity Date").
      -------------

          Section II.10. Mandatory Prepayment.
                         --------------------

          (a   In the event that an Unencumbered Asset Pool Property (or any
Separate Parcel that originally formed a part of an Unencumbered Asset Pool Property) is sold, transferred or released from the restrictions of Section 5.16 hereof, the Borrower shall, simultaneously with such sale, transfer or release, prepay the Loans in an amount equal to 100% of the net proceeds of such sale or transfer, in the event of a sale or transfer, or such lesser amount as shall be required for the Borrower to remain in compliance with this Agreement, in the event of such a sale, transfer or release. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Internal Revenue Code will not be subject to the provisions of this Section 2.10(a), provided that the exchanged property has qualified as a New Acquisition and any cash "boot" associated therewith shall be applied to prepayment of the Loans or such lesser amount of such cash "boot" as shall be required for the Borrower to remain in compliance with this Agreement. Sale of an Unencumbered Asset Pool Property (or any Separate

Parcel that originally formed a part of a Unencumbered Asset Pool Property) in violation of this Section 2.10 shall constitute an Event of Default.

          (b   Simultaneously with the closing of any sale of common shares of beneficial interest, preferred shares of beneficial interest, partnership interests, limited liability company interests, or other ownership or equity interests in the Borrower or the General Partner, the Borrower shall, simultaneously with such sale, prepay the Loans in an amount equal to 100% of the Net Offering Proceeds. Notwithstanding the foregoing, however, in the event that (i) the Net Offering Proceeds in connection with any individual offering shall be less than $20,000,000, and the Borrower anticipates reinvesting the same in Real Property Assets within fifteen (15) days after receipt thereof or
(ii) any Loans expire within thirty (30) days of the date thereof, the Borrower may retain such funds, provided, however, that if the Borrower shall not in fact so reinvest such funds in Real Property Assets within such fifteen (15) day period or repay such Loans within such thirty (30) day period, as the case may be, the Borrower shall immediately apply the same in repayment of the Loans.

          (c   In the event that the Unsecured Debt Ratio is not maintained as of the last day of a calendar quarter, either (i) the Borrower will add a Real Property Asset to the Unencumbered Asset Pool Properties in accordance with this Agreement which, on a pro forma basis (i.e. the Unsecured Debt Ratio shall be
                      ---------        ---
recalculated to include such Real Property Asset as though the same had been an Unencumbered Asset Pool Property for the entire applicable period) would result in compliance with the Unsecured Debt Ratio, or (ii) the Borrower shall prepay to the Administrative Agent, for the account of the Banks, an amount necessary to cause the Unsecured Debt Ratio to be in compliance within ninety (90) days of the date on which the Unsecured Debt Ratio failed to be maintained. Failure by the Borrower to comply with the Unsecured Debt Ratio within ninety (90) days of the date of such non-compliance shall be an Event of Default.

          Section II.11. Optional Prepayments.
                         --------------------

          (a   The Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay to the Administrative Agent, for the account of the Banks, any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

          (b   Except as provided in Section 8.2, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the Borrower shall also pay any applicable expenses pursuant to Section 2.13. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Administrative Agent. Any notice of prepayment delivered pursuant to this Section 2.11(b) shall set forth the amount of such prepayment which is applicable to any Loan made for working capital purposes. Each such optional prepayment shall be in the amounts set forth in
Section 2.11(a) above and shall be applied to prepay ratably the Loans of the Banks included.

          (c   The Borrower may not prepay any Money Market Loan.

          (d   The Borrower may, upon at least one (1) Domestic Business Day's notice to the Administrative Agent (by 2:00 p.m New York time on such Domestic Business Day), reimburse the Administrative Agent for the benefit of the Fronting Bank for the amount of any drawing under a Letter of Credit in whole or in part in any amount.

          (e   The Borrower may at any time return any undrawn Letter of Credit to the Fronting Bank in whole, but not in part, and the Fronting Bank shall give the Administrative Agent and each of the Banks notice of such return.

          (f   The Borrower may at any time and from time to time cancel all or any part of the Commitments in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, by the delivery to the Administrative Agent and the Banks of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Administrative Agent and the Banks, whereupon, all or such portion of the Commitments shall terminate as to the Banks, pro rata on the date set forth in
                                             --- ----
such notice of cancellation, and, if there are any Loans then outstanding in an aggregate amount which exceeds the aggregate Commitments (after giving effect to any such reduction), the Borrower shall prepay to the Administrative Agent, for the account of the Banks, all or such portion of Loans outstanding on such date in accordance with the requirements of Sections 2.11(a) and (b). In no event shall the Borrower be permitted to cancel Commitments for which a Letter of Credit has been issued and is outstanding unless the Borrower returns (or causes to be returned) such

Letter of Credit to the Fronting Bank. The Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

          (g   Upon receipt of a notice of prepayment or cancellation or a return of a Letter of Credit pursuant to this Section, the Administrative Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

          (h   Any amounts so prepaid pursuant to this Section 2.11 may be reborrowed subject to the other terms of this Agreement. In the event that the Borrower elects to cancel all or any portion of the Commitments pursuant to
Section 2.11(c) hereof, such cancellation shall be irrevocable and such amounts may not be reborrowed.

          Section II.12. General Provisions as to Payments.
                         ---------------------------------

          (a   The Borrower shall make each payment of principal of, and
interest on, the Loans and of fees hereunder, not later than 3:00 p.m. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in
Section 9.1. The Administrative Agent will distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks on the same day as received by the Administrative Agent if received by the Administrative Agent by 3:00 p.m. (New York City time), or, if received by the Administrative Agent after 3:00 p.m. (New York City time), on the immediately following Domestic Business Day. If the Administrative Agent shall fail to distribute to a Bank its ratable share of a payment on the same day it is received or the immediately following Domestic Business Day, as applicable in accordance with the immediately preceding sentence, the Administrative Agent shall pay to such Bank the interest accrued on such payment at the Federal Funds Rate, commencing on the day the Administrative Agent should have made the payment to such Bank and ending on the day prior to the date payment is actually made. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b   Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

          (c   All payments made on the Notes shall be credited, to the extent of the amount thereof, in the following manner: (a) first, against all costs, expenses and other fees (including reasonable attorneys' fees) arising under the terms hereof, of which, if no Event of Default shall have occurred and be continuing, the Borrower has received notice pursuant to the terms hereof, (b) second, against the amount of interest accrued and unpaid on the Notes as of the date of such payment, (c) third, against all principal due and owing on the Notes as of the date of such payment, and (d) fourth, to all other amounts constituting any portion of the Obligations.

          Section II.13. Funding Losses. If the Borrower makes any payment of
                         --------------

principal with respect to any Euro-Dollar Loan (pursuant to Article II, VI or VIII or otherwise, and specifically including any payments made pursuant to Sections 2.10 or 2.11) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.4(a), or to prepay any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.11(b), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan; provided that no Participant shall be entitled to receive more than the Bank, with respect to which such Participant is a Participant, would be entitled to receive under this Section 2.13), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to
                              --------
the Borrower a certificate as to the amount of such loss or expense and the calculation thereof, which certificate shall be conclusive in the absence of manifest error.

          Section II.14. Computation of Interest and Fees. Interest based on the
                         --------------------------------
Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          Section II.15. Method of Electing Interest Rates.
                         ---------------------------------

          (a   The Loans included in each Borrowing shall bear interest
initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

               (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest
                                                            ------------------
Rate Election") to the Administrative Agent at least three (3) Euro-Dollar
-------------
Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans, in which case such notice shall be delivered to the Administrative Agent no later than 2:00 p.m. (New York City time) at least one (1) Domestic Business Day before such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion
                                                 --------
is allocated ratably among the Loans comprising such Group, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $1,000,000 or any larger multiple of $1,000,000, (iii) there shall be no more than ten (10) Borrowings comprised of Euro-Dollar Loans outstanding at any time under this Agreement, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and (v) no Interest Period shall extend beyond the Maturity Date.

          (b   Each Notice of Interest Rate Election shall specify:

               (i) the Group of Loans (or portion thereof) to which such notice applies;

               (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

               (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          Section II.16. Letters of Credit. (a) Subject to the terms contained
                         -----------------
in this Agreement and the other Loan Documents, upon the receipt of a notice in accordance with Section 2.2(b) requesting the issuance of a Letter of Credit, the Fronting Bank shall issue a Letter of Credit or Letters of Credit in such form as is reasonably acceptable to the Borrower in an amount or amounts equal to the amount or amounts requested by the Borrower.

          (b) Each Letter of Credit shall be issued in the minimum amount of One Million Dollars ($1,000,000).

          (c) The Letter of Credit Usage shall be no more than Twenty-Five Million Dollars ($25,000,000) at any one time.

          (d) There shall be no more than three (3) Letters of Credit outstanding at any one time.

          (e) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereunder, the Fronting Bank shall endeavor to notify the Borrower and the Administrative Agent (and the Administrative Agent shall endeavor to notify each Bank thereof) on or before the date on which the Fronting Bank intends to honor such drawing, and, except as provided in this subsection (e), the Borrower shall reimburse the Fronting Bank, in immediately available funds, on the same day on which such drawing is honored in an amount equal to the amount of such drawing. Notwithstanding anything contained herein to the contrary, however, unless the Borrower shall have notified the Administrative Agent and the Fronting Bank prior to 2:00 p.m. (New York time) on the Domestic Business Day immediately prior to the date of such drawing that the Borrower intends to reimburse the Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, the Borrower shall be deemed to have timely given a Notice of Committed Borrowing pursuant to Section 2.2 to the Administrative Agent, requesting a Borrowing of Base Rate Loans on the date on which such drawing is honored and in an amount equal to the amount of such drawing. Each Bank (other than the Fronting Bank) shall, in accordance with
Section 2.4(b), make available its share of such Borrowing to the Administrative Agent, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Fronting Bank for the amount of such draw. In the event that any such Bank fails to make available to the Fronting Bank the amount of such Bank's participation on the date of a drawing, the Fronting Bank shall be entitled to recover such amount on demand from such Bank together with interest at the Federal Funds Rate commencing on the date such drawing is honored.

          (f) If, at the time a beneficiary under any Letter of Credit requests a drawing thereunder, an Event of Default as described in Section 6.1(f) or
Section 6.1(g) shall have occurred and is continuing, then on the date on which the Fronting Bank shall have honored such drawing, the Borrower shall have an unreimbursed obligation (the "Unreimbursed Obligation") to the Fronting Bank in
                              -----------------------
an amount equal to the amount of such drawing, which amount shall bear interest at the annual rate of the sum of the Base Rate plus four percent (4%). Each Bank shall purchase an undivided participating interest in the Unreimbursed Obligation in an amount equal to its pro rata share of the Commitments, and upon receipt thereof the Fronting Bank shall deliver to such Bank an Unreimbursed Obligation participation certificate dated the date of the Fronting Bank's receipt of such funds and in the amount of such Bank's pro rata share.

          (g) If, after the date hereof, any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, or participations in any letter of credit, upon any Bank (including the Fronting Bank) or (ii) impose on any Bank any other condition regarding this Agreement or such Bank (including the Fronting Bank) as it pertains to the Letters of Credit or any participation therein and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase, by an amount deemed by the Fronting Bank or such Bank to be material, the cost to the Fronting Bank or any Bank of issuing or maintaining any Letter of Credit or participating therein then the Borrower shall pay to the Fronting Bank or such Bank, within 15 days after written demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, such additional amounts as shall be required to compensate the Fronting Bank or such Bank for such increased costs or reduction in amounts received or receivable hereunder.

          (h) The Borrower hereby agrees to protect, indemnify, pay and save the Fronting Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and disbursements) which the Fronting Bank may incur or be subject to as a result of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the Fronting Bank or (ii) the failure of the Fronting Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or
                                   -- ----    -- -----
Governmental Authority (collectively, "Governmental Acts"), other than as a
                                       -----------------
result of the gross negligence or willful misconduct of the Fronting Bank. As between the Borrower and the Fronting Bank, the Borrower assumes all risks of the acts and omissions of, or misuses of, the Letters of Credit issued by the Fronting Bank, by the beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Fronting Bank shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or insufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, cable, telegraph, telex, facsimile transmission, or otherwise;
(v) for errors in interpretation of any technical terms; (vi) for any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of such Letter of Credit; and (viii) for any consequence arising from causes beyond the control of the Fronting Bank, including any Government Acts, in each case other than as a result of the gross negligence or willful misconduct of the Fronting Bank. None of the above shall affect, impair or prevent the vesting of the Fronting Bank's rights and powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Fronting Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put the Fronting Bank under any resulting liability to the Borrower.

          (i) If the Fronting Bank or the Administrative Agent is required at any time, pursuant to any bankruptcy, insolvency, liquidation or reorganization law or otherwise, to return to the Borrower any reimbursement by the Borrower of any drawing under any Letter of Credit, each Bank shall pay to the Fronting Bank or the Administrative Agent, as the case may be, its share of such payment, but without interest thereon unless the Fronting Bank or the Administrative Agent is required to pay interest on such amounts to the person recovering such payment, in which case with interest thereon, computed at the same rate, and on the same basis, as the interest that the Fronting Bank or the Administrative Agent is required to pay.

          Section II.17. Letter of Credit Usage Absolute. The obligations of the
                         -------------------------------
Borrower under this Agreement in respect of any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (as the same may be amended from time to time) and any Letter of Credit Documents (as hereinafter defined) under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Letter of
                                                                       ---------
Credit Documents") or any Loan Document;
----------------

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of the Letters of Credit or any other amendment or waiver of or any consent by the Borrower to departure from all or any of the Letter of Credit Documents or any Loan Document; provided, that the Fronting Bank shall not consent to any such
               --------
change or amendment unless previously consented to in writing by the Borrower;

          (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Borrower in respect of the Letters of Credit;

          (d) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Fronting Bank or any Bank (other than a defense based on the gross negligence or willful misconduct of the Administrative Agent, the Fronting Bank or such Bank) or any other Person, whether in connection with the Loan Documents, the transactions contemplated hereby or by the Letters of Credit Documents or any unrelated transaction;

          (e) any draft or any other document presented under or in connection with any Letter of Credit or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided, that payment by the Fronting Bank under such Letter of
                --------
Credit against presentation of such draft or document shall not have constituted gross negligence or willful misconduct of the Fronting Bank;

          (f) payment by the Fronting Bank against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit; provided, that such payment shall not have constituted gross negligence or
--------
willful misconduct of the Fronting Bank; and

          (g) any other circumstance or happening whatsoever other than the payment in full of all obligations hereunder in respect of any Letter of Credit or any agreement or instrument relating to any Letter of Credit, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrower; provided, that such other
                                               --------
circumstance or happening shall not have been the result of gross negligence or willful misconduct of the Fronting Bank.

                                   ARTICLE III

                                   CONDITIONS

          Section III.1. Closing. The closing hereunder shall occur on the date
                         -------
(the "Closing Date") when each of the following conditions is satisfied (or
      ------------
waived by the Administrative Agent and the Required Banks, such waiver to be evidenced by the continuation or funding after the date hereof of Loans and notice of such waiver to be given to the Banks by the Administrative Agent), each document to be dated the Closing Date unless otherwise indicated:

          (a) the Borrower shall have executed and delivered to the Administrative Agent a Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

          (b) the Borrower shall have executed and delivered to the Administrative Agent a duly executed original of this Agreement;

          (c) the General Partner shall have executed and delivered to the Administrative Agent a duly executed original of the Guaranty;

          (d) the Administrative Agent shall have received an opinion of Latham & Watkins, counsel for the Borrower and the General Partner, acceptable to the Administrative Agent, the Banks and their counsel;

          (e) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the General Partner, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws or the partnership agreement and limited partnership certificate, as applicable, of the Borrower and the General Partner, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of the Borrower or the General Partner, as the case may be, as of the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower and of the State of Maryland with respect to the General Partner, and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which the Borrower and the General Partner is required to be qualified to transact business, each to be dated not more than forty-five (45) days prior to the Closing Date;

          (f) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and
Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its sole discretion;

          (g) the Borrower and the General Partner shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrower and the General Partner;

          (h) the Administrative Agent and the Banks shall have received an unaudited consolidated balance sheet and income statement of the Borrower for the fiscal quarter ended September 30, 2001;

          (i) the Administrative Agent shall be satisfied that neither the Borrower nor the General Partner is subject to any present or contingent environmental liability which could reasonably be expected to have a Material Adverse Effect;

          (j) the Administrative Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

          (k) the Administrative Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.8 hereof on or before the Closing Date, and the reasonable fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP;

          (l) the Administrative Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower, and the validity and enforceability against the Borrower, of the Loan Documents, or in connection with any of the transactions contemplated thereby to occur on or prior to the Closing Date, and such consents, licenses and approvals shall be in full force and effect;

          (m) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

          (n) receipt by the Administrative Agent and the Banks of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in this Agreement, including, without limitation, the requirements of
Section 5.8, as of the Closing Date; and

          (o) the General Partner shall intend to continue to qualify as a real estate investment trust under the Internal Revenue Code.

The Administrative Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

          Section III.2. Borrowings. The obligation of any Bank to make a Loan
                         ----------
on the occasion of any Borrowing or to participate in any Letter of Credit issued by the

Fronting Bank and the obligation of the Fronting Bank to issue a Letter of Credit on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) the Closing Date shall have occurred on or prior to March 15, 2002;

          (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2 or 2.3;

          (c) immediately after such Borrowing, the Outstanding Balance will not exceed the aggregate amount of the Commitments and with respect to each Bank, such Bank's pro rata portion of the Committed Loans and Letter of Credit Usage
            --- ----
will not exceed such Bank's Commitment;

          (d) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

          (e) the representations and warranties of the Borrower contained in this Agreement (other than representations and warranties which speak as of a specific date) shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans;

          (f) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, the issuance of any Letter of Credit or any participations therein or the consummation of the transactions contemplated hereby; and

          (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Administrative Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation affecting the Borrower and not solely the Banks).

          Section III.3. New Acquisitions and Additional Real Property Assets.
                         ----------------------------------------------------

          (a) Any New Acquisition or Real Property Asset desired by the Borrower to be included as a Unencumbered Asset Pool Property after the date hereof, (y) prior to the date on which Borrower has received an Investment Grade Rating from either S&P or Moody's, will require the approval of the Administrative Agent and the Required Banks, and (z) after such date will require the approval of the Administrative Agent. The Borrower shall submit to the Administrative Agent the materials set forth below (the "Due Diligence Package") relating to each New
                                ---------------------
Acquisition or Real Property Asset that the Borrower desires to be added to the Unencumbered Asset Pool Properties. The Due Diligence Package shall include (i) a description of the Real Property Asset, (ii) two years of historical cash flow operating statements, if available, (iii) five years of cash flow projections (including capital expenditures), (iv) the credit history of each existing tenant which occupies more than 15% of such Real Property Asset, (v) a map and site plan, (vi) copies of all lease agreements and abstracts thereof with each existing tenant which occupies more than 15% of such Real Property Asset, (vii) a satisfactory environmental report indicating that (A) the Real Property Asset complies with all Environmental Laws in all material respects, (B) is free of all Material of Environmental Concern in all material respects and (C) is not subject to any Environmental Claim, (viii) an engineer's inspection report satisfactory to the Administrative Agent (provided, however, the Administrative Agent shall not deem an engineer's inspection report satisfactory unless the Required Banks shall find such engineer's inspection report satisfactory), (ix) a title report and an existing survey of the property dated not more than twelve
(12) months prior to such submission, (x) tenant delinquency reports, if available, (xi) a rent roll certified to be true, correct and complete by an authorized officer of Borrower, (xii) a final investment memorandum prepared by the Borrower in connection with the Real Property Asset, and (xiii) a statement with respect to the purchase price of such Real Property Asset or, if such Real Property Asset was purchased as part of a portfolio and there was no allocation of purchase price, of the purchase price of the portfolio of Real Property Assets of which it formed a part. The Borrower shall permit the Administrative Agent at all reasonable times and upon reasonable prior notice to make an inspection of such New Acquisition or Real Property Asset.

          (b) The Borrower shall distribute a copy of the items listed in clauses (i), (ii), (iii), (v) and (xii) of the Section 3.3(a) by overnight mail to each of the Banks for their review and approval (the "Bank Due Diligence
                                                         ------------------
Package"). In the event that a Bank desires additional materials which are
-------
included in the Due Diligence Package delivered to the Administrative Agent, such Bank(s) shall notify the Borrower within two (2) Business Days of receipt of the Bank Due Diligence Package and the Borrower shall deliver such requested materials to the requesting Bank within one (1) Business Day of request therefor. To the extent approval is required pursuant to Section 3.3(a) hereof, failure to respond to the Administrative Agent in writing by any Bank within ten
(10) Domestic Business Days after receipt of the Bank Due Diligence Package shall be deemed to be an approval by such Bank of such New Acquisition or Real Property Asset for inclusion as an Unencumbered Asset Pool Property.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and each of the other Banks which may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the date hereof. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

          Section IV.1. Existence and Power. The Borrower is duly organized,
                        -------------------
validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

          Section IV.2. Power and Authority. The Borrower has the organizational
                        -------------------
power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of the Borrower and the performance by the Borrower of such Loan Documents. The Borrower has duly executed and delivered each

Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

          Section IV.3. No Violation. Neither the execution, delivery or
                        ------------
performance by or on behalf of the Borrower of the Loan Documents, nor compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Borrower or (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any material indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or of any partnership of which the Borrower is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject or (iii) will conflict with or result in a breach of any organizational document of any Subsidiary, the certificate of limited partnership, partnership agreement or other organizational document of Borrower, or the General Partner's articles of incorporation or by-laws.

          Section IV.4. Financial Information.
                        ---------------------

          (a) The unaudited consolidated balance sheets of the Borrower and the General Partner as of December 31, 2001, when delivered to Administrative Agent and to the Banks shall fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and the General Partner as of such date and their consolidated results of operations for such fiscal year.

          (b) Since December 31, 2001, (i) there has been no material adverse change in the business, financial position or results of operations of the Borrower or the General Partner and (ii) except as previously disclosed to the Administrative Agent and to the Banks, neither the Borrower nor the General Partner has incurred any material indebtedness or guaranty.

          Section IV.5. Litigation.
                        ----------

          (a) There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting, (i) the Borrower, the General Partner or any of their Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of their assets, in any case before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

          (b) There are no final nonappealable judgments or decrees in an aggregate amount of One Million Dollars ($1,000,000) or more entered by a court or courts of competent jurisdiction against the Borrower or the General Partner (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

          Section IV.6. Compliance with ERISA.
                        ---------------------

          (a) Except as previously disclosed to the Administrative Agent in writing as of the Closing Date, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (b) Except for each "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) that is maintained, or contributed to, by one or more members of the ERISA Group, no member of the ERISA Group is a "party in interest" (as such term is defined in Section 3(14) of ERISA or a "disqualified person" (as such term is defined in Section 4975(e)(2) of the Code) with respect to any funded employee benefit plan and none of the assets of any such plans have been invested in a manner that would cause the transactions contemplated by the Loan Documents to constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA).

                  Section IV.7. Environmental Compliance. To the best of
                                ------------------------
Borrower's knowledge, except as set forth in the Phase I environmental report(s) delivered to and accepted by the Administrative Agent with respect to each of the Unencumbered Asset Pool Properties (as supplemented or amended, the "Environmental Reports"), (i) there are in effect all Environmental Approvals
 ---------------------
which are required to be obtained under all Environmental Laws with respect to the Property, except for such Environmental Approvals the absence of which would not have a Material Adverse Effect, (ii) the Borrower is in compliance in all material respects with the terms and conditions of all such Environmental Approvals, and is also in compliance in all material respects with all other Environmental Laws or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

                  Except as set forth in the Environmental Reports or otherwise disclosed in writing to the Administrative Agent as of the Closing Date, to Borrower's actual knowledge:

                           (i)  There are no Environmental Claims or
         investigations pending or threatened by any Governmental Authority with respect to any alleged failure by the Borrower to have any Environmental Approval required in connection with the conduct of the business of the Borrower on any of the Unencumbered Asset Pool Properties, or with respect to any generation, treatment, storage, recycling, transportation, Release or disposal of any Material of Environmental Concern generated by the Borrower or any lessee on any of the Unencumbered Asset Pool Properties;

                           (ii) No Material of Environmental Concern has been Released at the Property to an extent that it may reasonably be expected to have a Material Adverse Effect;

                          (iii) No PCB (in amounts or concentrations which exceed those set by applicable Environmental Laws) is present at any of the Unencumbered Asset Pool Properties;

                          (iv) No friable asbestos is present at any of the Unencumbered Asset Pool Properties;

                          (v) There are no underground storage tanks for Material of Environmental Concern, active or abandoned, at any of the Unencumbered Asset Pool Properties;

                          (vi) No Environmental Claims have been filed with a Governmental Authority with respect to any of the Unencumbered Asset Pool Properties, and none of the Unencumbered Asset Pool Properties is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                          (vii) There are no Liens arising under or pursuant to any Environmental Laws on any of the Unencumbered Asset Pool Properties, and no government actions have been taken or are in process which could subject any of the Unencumbered Asset Pool Properties to such Liens; and

                          (viii) There have been no environmental
         investigations, studies, audits, tests, reviews or other analyses conducted by, or which are in the possession of, the Borrower in relation to any of the Unencumbered Asset Pool Properties which have not been made available to the Administrative Agent.

                  Section IV.8. Taxes. The initial tax year of the Borrower for
                                -----
federal income tax purposes was 1996. The federal income tax returns of the Borrower and its Consolidated Subsidiaries for the fiscal year ended December 31, 1996 have been filed. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary except those being contested in good faith. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

                  Section IV.9.  Full Disclosure. All information heretofore
                                 ---------------
furnished by the Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts known to the Borrower which materially and adversely affect or are likely to materially and adversely affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower considered as one enterprise or the ability of the Borrower to perform its obligations under this Agreement or the other Loan Documents.

                  Section IV.10. Solvency. On the Closing Date and after giving
                                 --------
effect to the transactions contemplated by the Loan Documents occurring on the Closing Date, the Borrower is Solvent.

                  Section IV.11. Use of Proceeds; Margin Regulations. All
                                 -----------------------------------
proceeds of the Loans will be used by the Borrower only in accordance with the provisions hereof. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

                  Section IV.12. Governmental Approvals. No order, consent,
                                 ----------------------
approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect.

                  Section IV.13. Investment Company Act; Public Utility Holding
                                 ----------------------------------------------
Company Act. The Borrower is not (x) an "investment company" or a company
-----------                              ------------------
"controlled" by an "investment company", within the meaning of the Investment
 ----------         ------------------
Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary
                                        ---------------        ----------
company" of a "holding company" or an "affiliate" of either a "holding company"
-------                                ---------               ---------------
or a "subsidiary company" within the meaning of the Public Utility Holding
      ------------------
Company Act of 1935, as
amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  Section IV.14. Closing Date Transactions. On the Closing Date
                                 -------------------------
and immediately prior to or concurrently with the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. On or prior to the Closing Date, all consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect.

                  Section IV.15. Representations and Warranties in Loan
                                 --------------------------------------
Documents. All representations and warranties made by the Borrower in the Loan
---------
Documents are true and correct in all material respects.

                  Section IV.16. Patents, Trademarks, etc. The Borrower has
                                 ------------------------
obtained and holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrower in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, threatened any claim or litigation against or affecting the Borrower contesting its right to sell or use any such product, process, method, substance, part or other material.

                  Section IV.17. No Default. No Default or Event of Default
                                 ----------
exists under or with respect to any Loan Document. The Borrower is not in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely (to the extent that the Borrower can now reasonably foresee) to result in a Material Adverse Effect.

                  Section IV.18. Licenses, etc. The Borrower has obtained and
                                 -------------
holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

                  Section IV.19. Compliance With Law. The Borrower is in
                                 -------------------
compliance with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

                  Section IV.20. No Burdensome Restrictions. The Borrower is not
                                 --------------------------
a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

                  Section IV.21. Brokers' Fees. The Borrower has not dealt with
                                 -------------
any broker or finder with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets) or otherwise in connection with this Agreement other than J.P. Morgan Securities Inc., the fees and expenses of which shall be paid by Borrower pursuant to the Fee Letter, and the Borrower has not done any acts, had any negotiations or conversation, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets), other than the fees payable hereunder.

                  Section IV.22. Labor Matters. Except as set forth on Schedule
                                 -------------                         --------
4.22 attached hereto and made a part hereof, there are no collective bargaining
----
agreements or Multiemployer Plans covering the employees of the Borrower and the Borrower has not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

                  Section IV.23. Organizational Documents. The documents
                                 ------------------------
delivered pursuant to Section 3.1(e) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower.

The Borrower represents that it has delivered to the Administrative Agent true, correct and complete copies of each of the documents set forth in this Section 4.23.

              Section IV.24. Principal Offices. The principal office, chief
                             -----------------
executive office and principal place of business of the Borrower is 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245.

              Section IV.25. REIT Status. For the fiscal year ended December 31,
                             -----------
2001, the General Partner will qualify, and the General Partner intends to continue to qualify as a real estate investment trust under the Code.

              Section IV.26. Ownership of Property. The Borrower owns fee simple
                             ---------------------
title to or a ground leasehold interest in each of the Unencumbered Asset Pool Properties.

              Section IV.27. Insurance. The Borrower currently maintains
                             ---------
insurance at 100% replacement cost insurance coverage in respect of each of the Real Property Assets, as well as comprehensive general liability insurance (including "builders' risk") against claims for personal, and bodily injury and/or death, to one or more persons, or property damage, as well as workers' compensation insurance, in each case with respect to the Real Property Assets with insurers having an A.M. Best policyholders' rating of not less than A-VIII in amounts that prudent owner of assets such as the Real Property Assets would maintain.

                                    ARTICLE V

                       AFFIRMATIVE AND NEGATIVE COVENANTS

              The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

              Section V.1. Information. The Borrower will deliver to the
                           -----------
Administrative Agent and to each of the Banks:

              (a) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, an audited consolidated balance sheet of the

Borrower as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited by Deloitte & Touche or other independent public accountants of similar standing;

              (b) as soon as available and in any event within sixty (60) days after the end of each quarter of each fiscal year (other than the last quarter in any fiscal year) of the Borrower, a statement of the Borrower, prepared in accordance with GAAP, setting forth the operating income and operating expenses of the Borrower, in sufficient detail so as to calculate Unencumbered Asset Pool Net Operating Cash Flow of the Borrower for the immediately preceding quarter;

              (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer, controller, treasurer or vice president-corporate finance of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of
Section 5.8 on the date of such financial statements;(ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Borrower as of the dates and for the periods indicated, in accordance with GAAP, subject, in the case of interim financial statements, to normal year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the best knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof;

              (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of a firm of independent public accountants confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

              (e) (i) within five (5) days after the president, chief financial officer, treasurer, controller or other executive officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the president of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten
(10) days after the Borrower obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against the Borrower which is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect;

              (f) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

              (g) promptly and in any event within five (5) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower executed by an officer of the Borrower specifying the nature of such condition and the Borrower's, and if the Borrower has actual knowledge thereof, the Environmental Affiliate's proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim which is likely to have a Material Adverse Effect pending or threatened against the Borrower or any Environmental Affiliate or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Material of Environmental Concern that is likely to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate;

              (h) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower relating to any material loss or loss of the Borrower with respect to any of the Unencumbered Asset Pool Properties, copies of such notices and correspondence; and

              (i) promptly upon the mailing thereof to the shareholders or partners of the Borrower, copies of all financial statements, reports and proxy statements so mailed;

              (j) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

              (k) simultaneously with delivery of the information required by Sections 5.1(a) and (b), a statement of Unencumbered Asset Pool Net Operating Cash Flow with respect to each Mortgaged Property and a list of all Unencumbered Asset Pool Properties; and

              (l) from time to time such additional information regarding the financial position or business of the Borrower as the Administrative Agent, at the request of any Bank, may reasonably request.

              Section V.2. Payment of Obligations. The Borrower will pay and
                           ----------------------
discharge, at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, in any case, where failure to do so will likely result in a Material Adverse Effect except (i) such tax liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same; or (ii) such obligation or liability as may be contested in good faith by appropriate proceedings.

              Section V.3. Maintenance of Property; Insurance.
                           ----------------------------------

              (a) The Borrower will keep each of the Unencumbered Asset Pool Properties in good repair, working order and condition, subject to ordinary wear and tear.

              (b)  The Borrower shall (a) maintain insurance as specified in
Section 4.27 hereof with insurers meeting the qualifications described therein, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and (b) furnish to each Bank from time to time, upon written request, copies of the policies under which such insurance is issued, certificates of insurance and such other information relating to such insurance as such Bank may reasonably request. The Borrower will deliver to the Banks (i) upon request of any Bank through the Administrative Agent from time to time, full information as to the insurance carried, (ii) within five (5) days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower.

              Section V.4. Conduct of Business. The Borrower's primary business
                           -------------------
will continue to be acquiring, owning, operating, managing, developing (to the extent permitted in this Agreement), and leasing office and industrial properties.

              Section V.5. Compliance with Laws. (a) The Borrower will comply in
                           --------------------
all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

              (b) In the ordinary course of its business and at such times as Borrower reasonably deems appropriate, Borrower shall conduct periodic reviews of the effect of Environmental Laws on its business, operations and properties, in the course of which it shall use commercially reasonable efforts to identify and evaluate applicable liabilities and costs (including, without limitation, any capital or operating expenditures required as a matter of Environmental Law for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required as a matter of Environmental Law to achieve or maintain compliance with Environmental Law or as a condition of any license, permit or contract to which Borrower is a party or a beneficiary, any related constraints on operating activities, including, without limitation, any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Materials of Environmental Concern, and any actual or potential liabilities to third parties, including, without limitation, employees, and any related costs and expenses). Borrower shall notify the Administrative Agent immediately if, on the basis of any such review, such Borrower has reasonably concluded that such associated potential liabilities and costs, including, without limitation, the costs of compliance with Environmental Laws, could reasonably be expected to have a Material Adverse Effect.

              Section V.6. Inspection of Property, Books and Records. The
                           -----------------------------------------
Borrower will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and employees, all at such reasonable times, upon reasonable notice, and as often as may reasonably be desired.

              Section V.7. Existence.
                           ---------

              (a) The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence or its partnership existence, as applicable.

              (b) The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

              Section V.8. Financial Covenants.
                           -------------------

              (a)  Total Liabilities to Total Asset Value. As of the last day of
                   --------------------------------------
each calendar quarter, the Total Debt Ratio will not be greater than 55%.

              (b)  EBITDA Debt Service Coverage. As of the last day of each
                   ----------------------------
calendar quarter, the ratio of (i) Annual EBITDA to (ii) Total Debt Service, will not be less than 2.0:1.0.

              (c)  Fixed Charge Coverage. As of the last day of each calendar
                   ---------------------
quarter, the ratio of (x) Annual EBITDA, less reserves for Capital Expenditures of $.70 per square foot per annum for each Real Property Asset that is an office property and $.40 per square foot per annum for each Real Property Asset that is an industrial property to (y) the sum of (i) Total Debt Service, and (ii) dividends or other payments payable by the General Partner with respect to any preferred stock issued by the General Partner and distributions or other payments payable by the Borrower with respect to any preferred partnership units of the Borrower, will not be less than 1.5:1.0.

              (d)  Limitation on Secured Debt. Secured Debt of the Borrower, the
                   --------------------------
General Partner and their Consolidated Subsidiaries shall at no time exceed forty percent (40%) of Total Asset Value.

              (e)  Unsecured Debt Ratio. As of each of (x) the last day of each
                   --------------------
calendar quarter, and (y) any Borrowing, the Unsecured Debt Ratio shall not be less than 1.8:1.0.

              (f)  Unencumbered Asset Pool Debt Service Coverage. As of the last
                   ---------------------------------------------
day of each calendar quarter and as of the date of any sale or secured financing of any Unencumbered Asset Pool Property, the ratio of (i) Unencumbered Asset Pool Net Operating Cash Flow to (ii) Pro-Forma Debt Service will not be less than 1.8:1.0.

              (g)  Dividends. The Borrower will not, as determined on an
                   ---------
aggregate annual basis, pay any partnership distributions in excess of the greater of (i) 95% of its consolidated FFO for such year, and (ii) an amount which results in distributions to the General Partner in an amount sufficient to permit the General Partner to pay dividends to its shareholders which it reasonably believes are necessary for it to (A) maintain its qualification as a real estate investment trust for federal and state income tax purposes, and (B) avoid the payment of federal or state income or excise tax. During the continuance of an Event of Default under Section 6.1(a), the Borrower shall make only those partnership distributions necessary to make distributions to the General Partner to pay dividends to its shareholders which it reasonably believes are necessary to maintain its status as a real estate investment trust for federal and state income tax purposes.

              (h)  Minimum Consolidated Tangible Net Worth. The Consolidated
                   ---------------------------------------
Tangible Net Worth will at no time be less than the sum of (i) $575,000,000 plus
(ii) 90% of all Net Offering Proceeds.

              (i)  Debt. Prior to the date on which the Borrower receives an
                   ----
Investment Grade Rating from either S&P or Moody's, neither the Borrower nor the General Partner shall, at any time, create, incur, assume, guaranty, suffer to exist or otherwise become or remain directly or indirectly liable with respect to any Debt other than Non-Recourse Debt. Notwithstanding the provisions of the sentence immediately foregoing, the Borrower shall have the right to incur Recourse Debt (A) up to an aggregate maximum of $5,000,000 which is either (i) unsecured or (ii) incurred with respect to assets which are not Unencumbered Asset Pool Properties and is subject to a purchase money security interest or security interest under a conditional sale agreement, and (B) up to an aggregate maximum of $50,000,000 which is secured by real property.

              Section V.9. Restriction on Fundamental Changes; Operation and
                           -------------------------------------------------
Control. (a) The Borrower shall not enter into any merger or consolidation,
-------
unless the Borrower is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, any substantial part of its business or property, whether now or hereafter acquired, hold an interest in any subsidiary which is not controlled by the Borrower or the General Partner or enter into other business lines, without the prior written consent of the Administrative Agent, which consent shall not be given unless the Required Banks so consent.

              (b) The Borrower shall not amend its articles of incorporation, by-laws or agreement of limited partnership, as applicable, in any material respect which is reasonably likely to have an adverse effect on the Banks, without the Administrative Agent's consent, which shall not be unreasonably withheld or delayed.

              Section V.10. Changes in Business. The Borrower shall not enter
                            -------------------
into any business which is substantially different from that conducted by the Borrower on the Closing Date after giving effect to the transactions contemplated by the Loan Documents.

              Section V.11. Sale of Unencumbered Asset Pool Properties.
                            ------------------------------------------
Concurrent with the sale or transfer of any Unencumbered Asset Pool Property, the Borrower shall (i) deliver written notice to the Administrative Agent, (ii) deliver to the Administrative Agent a certificate from its chief financial officer, chief accounting officer, vice president or other duly authorized officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not a Unencumbered Asset Pool Property for the relevant period) all of the covenants contained in Sections 5.8, 5.14, 5.16, 5.17 and
5.20 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Administrative Agent an amount equal to that required pursuant to Section 2.10(a). In the event that a Separate Parcel that originally formed a part of a Unencumbered Asset Pool Property is to be sold or transferred, the value of the remaining portion of the Unencumbered Asset Pool Property will be determined by Administrative Agent at the time of sale or transfer in its sole discretion.

              Section V.12. Fiscal Year; Fiscal Quarter. The Borrower shall not
                            ---------------------------
change its fiscal year or any of its fiscal quarters without the Administrative Agent's prior written consent, which consent shall not be unreasonably withheld or delayed.

              Section V.13. Margin Stock. None of the proceeds of the Loan will
                            ------------
be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

              Section V.14. Development Activities. The Borrower shall not
                            ----------------------
engage in any development activities except for development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets. Notwithstanding the foregoing, the Borrower may engage in all other development activities where there is construction completion risk provided that in no event shall the aggregate value (determined in accordance with the book value thereof, in accordance with GAAP) of the Real Property Assets under such other type of development exceed twenty percent (20%) of the Borrower's Total Asset Value.

              Section V.15. Interest Rate Protection. On or before the date
                            ------------------------
which is two (2) weeks after the date hereof, the Borrower and the General Partner shall obtain, and shall thereafter during the Term maintain, Interest Rate Hedges on a notional amount of the Debt under clause (A) of the definition of Debt of the Borrower, the General Partner and their Subsidiaries which, when added to the aggregate principal amount of the Debt under clause (A) of the definition of Debt of the Borrower, the General Partner and their Subsidiaries which bears interest at a fixed rate, equals or exceeds 50% of the aggregate principal amount of all Debt under clause (A) of the definition of Debt of the Borrower, the General Partner and their Subsidiaries. "Interest Rate Hedges"
                                                       --------------------
shall mean interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Administrative Agent entered into by the Borrower, the General Partner and/or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the General Partner and/or their Subsidiaries of increasing floating rates of interest applicable to Debt under clause (A) of the definition of Debt.

              Section V.16. Joint Ventures. The value of the Borrower's and the
                            --------------
General Partner's interest in any joint venture, whether consolidated or unconsolidated, shall at no time exceed 15% of Total Asset Value.

              Section V.17. Investments in Unimproved Real Property. The
                            ---------------------------------------
aggregate amount of the investments of the Borrower, the General Partner and their Consolidated Subsidiaries in unimproved real property will at no time exceed 7.5% of Total Asset Value.

              Section V.18. Use of Proceeds. The Borrower shall use the proceeds
                            ---------------
of the Loans solely to finance the acquisition of additional Unencumbered Asset Pool

Properties or other Real Property Assets which are industrial or office properties and for its general business purposes.

              Section V.19. General Partner Status. The General Partner shall at
                            ----------------------
all times (i) maintain its status as a self-directed and self-administered real estate investment trust under the Internal Revenue Code, and (ii) remain a publicly traded company listed on the New York Stock Exchange.

              Section V.20. Certain Requirements for the Unencumbered Asset
                            -----------------------------------------------
Pool. (a) At all times, (i) the Real Property Assets in the Unencumbered Asset
----
Pool shall be on average during any consecutive twelve-month period (tested quarterly) at least 85% leased to tenants and (ii) any Real Property Asset that is a part of the Unencumbered Asset Pool less than 85% leased to tenants for more than twelve months shall not account for more than ten percent (10%) of the Unencumbered Asset Pool Properties Value.

              (b) Any Subsidiary which owns any of the Real Property Assets in the Unencumbered Asset Pool shall not at any time incur any Debt, nor shall the Borrower pledge its interest in such Subsidiary nor shall the Borrower or such Subsidiary enter into any negative pledge with respect thereto.

                                   ARTICLE VI

                                    DEFAULTS

              Section VI.1. Events of Default. Each of the following shall
                            -----------------
constitute an event of default under this Agreement (an "Event of Default"):
                                                         ----------------

              (a) the Borrower shall fail to pay when due any principal of any Loan, or the Borrower shall fail to pay when due any interest on any Loan; provided, however, that the Borrower shall be entitled to a three (3) Domestic
--------  -------
Business Day grace period with respect thereto but only as to two (2) payments of interest during the Term, or the Borrower shall fail to pay within three (3) Domestic Business Days after the same is due any fees or other amounts payable hereunder;

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              (b)   the Borrower shall fail to observe or perform any covenant contained in Sections 5.8 to 5.20, inclusive, subject to any applicable grace periods set forth therein;

              (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent;

              (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

              (e) the Borrower or the General Partner shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Recourse Debt or Debt guaranteed by the Borrower or the General Partner (other than the Obligations) in an aggregate principal amount of more than $1,000,000 and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender) and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or the Borrower or the General Partner shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender), if in any such case as a result of such default, event or condition, the lender thereof shall accelerate the maturity of any such Debt or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Debt and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any such Debt shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment;

              (f) the Borrower or the General Partner shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter

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

in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

              (g) an involuntary case or other proceeding shall be commenced against the Borrower or the General Partner seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or the General Partner under the federal bankruptcy laws as now or hereafter in effect;

              (h) the Borrower shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

              (i) the General Partner shall default in its obligations under the Guaranty beyond any applicable notice and grace periods;

              (j) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

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              (k)   one or more final nonappealable judgments or decrees in an aggregate amount of $10,000,000 as of such date shall be entered by a court or courts of competent jurisdiction against the Borrower or the General Partner (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days (or bonded, vacated or satisfied within thirty
(30) after any stay is lifted) or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

              (l) (i) any Environmental Claim shall have been asserted against the Borrower or any Environmental Affiliate, (ii) any release, emission, discharge or disposal of any Material of Environmental Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim against the Borrower or any Environmental Affiliate, or
(iii) the Borrower or the Environmental Affiliates shall have failed to obtain any Environmental Approval necessary for the ownership, or operation of its business, property or assets or any such Environmental Approval shall be revoked, terminated, or otherwise cease to be in full force and effect, in the case of clauses (i), (ii) or (iii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

              (m) during any consecutive two year period commencing on or after the date hereof, individuals who at the beginning of such period constituted the Board of Directors of the General Partner of the Borrower (together with any new directors whose election by the Board of Directors or whose nomination for election by the General Partner stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in the office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office;

              (n) the General Partner shall cease at any time to qualify as a real estate investment trust under the Internal Revenue Code; and

              (o) at any time, for any reason, the Borrower or the General Partner seeks to repudiate its obligations under any Loan Document.

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

              Section VI.2. Rights and Remedies. (a) Upon the occurrence of any
                            -------------------
Event of Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent may exercise any of its rights and remedies hereunder and by written notice to the Borrower, declare the Commitment of each Bank to make Loans to be terminated whereupon the same shall forthwith terminate, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrower.

              (b) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default other than any Event of Default described in Sections 6.1(f) or (g), the Administrative Agent shall not exercise any of its rights and remedies hereunder nor declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable, until such time as the Administrative Agent shall have delivered a notice to the Banks specifying the Event of Default which has occurred and whether Administrative Agent recommends the acceleration of the Obligations due hereunder or the exercise of other remedies hereunder. The Banks shall notify the Administrative Agent if they approve or disapprove of the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Administrative Agent within five (5) Domestic Business Days after receipt of such notice. If any Bank shall not respond within such five (5) Domestic Business Day period, then such Bank shall be deemed to have accepted Administrative Agent's recommendation for acceleration of the Obligations due hereunder or the exercise of such other remedy. Regardless of the Administrative Agent's recommendation, if the Required Banks shall approve the acceleration of the Obligations due hereunder or the exercise of

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

such other remedy, then Administrative Agent shall declare the Commitment of each Bank to make Loans to be terminated whereupon the same shall forthwith terminate and declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable or exercise such other remedy approved by the Required Banks. If the Required Banks shall neither approve nor disapprove the acceleration of the Obligations due hereunder or such other remedy recommended by Administrative Agent, then Administrative Agent may accelerate the Obligations due hereunder or exercise any of its rights and remedies hereunder in its sole discretion. If the Required Banks shall disapprove the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Administrative Agent, but approve of another remedy, then to the extent permitted hereunder, Administrative Agent shall exercise such remedy. In the event the Administrative Agent exercises any remedy provided in any of the Loan Documents, the Administrative Agent shall act as a collateral agent for the Banks.

                  (c) Notwithstanding the foregoing, if in Administrative Agent's sole judgement, immediate action is required after an Event of Default has occurred to prevent loss to the Banks, the Administrative Agent may exercise any of its rights and remedies pursuant to this Agreement, including, without limitation, acceleration of the Obligations hereunder, without the prior consent of the Required Banks provided that the Administrative Agent has notified the Banks of its intention so to exercise such rights and remedies and within 48 hours (such hours being counted only on Domestic Business Days) thereafter the Required Banks have not instructed the Administrative Agent to the contrary.

                  Section VI.3. Notice of Default. If the Administrative Agent
                                -----------------
shall not already have given any notice to the Borrower under Section 6.1, the Administrative Agent shall give notice to the Borrower under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.

                  Section VI.4. Actions in Respect of Letters of Credit. (a) If,
                                ---------------------------------------
at any time and from time to time, any Letter of Credit shall have been issued hereunder and an Event of Default shall have occurred and be continuing, then, upon the occurrence and during the continuation thereof, the Administrative Agent may, and if requested by the Required Banks the Administrative Agent shall, whether in addition to the taking by the Administrative Agent of any of the actions described in this Article or otherwise, make a demand upon the Borrower to, and forthwith upon such demand (but in any event within

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

ten (10) days after such demand) the Borrower shall, pay to the Administrative Agent, on behalf of the Banks, in same day funds at the Administrative Agent's office designated in such demand, for deposit in a special cash collateral account (the "Letter of Credit Collateral Account") to be maintained in the name
              -----------------------------------
of the Administrative Agent (on behalf of the Banks) and under its sole dominion and control at such place as shall be designated by the Administrative Agent, an amount equal to the amount of the Letter of Credit Usage under the Letters of Credit. Interest shall accrue on the Letter of Credit Collateral Account at a rate equal to the rate on overnight funds.

                  (b) The Borrower hereby pledges, assigns and grants to the Administrative Agent, as administrative agent for its benefit and the ratable benefit of the Banks a lien on and a security interest in, the following collateral (the "Letter of Credit Collateral"):
                 ---------------------------

                      (i) the Letter of Credit Collateral Account, all cash deposited therein and all certificates and instruments, if any, from time to time representing or evidencing the Letter of Credit Collateral Account;

                      (ii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of the Borrower in substitution for or in respect of any or all of the then existing Letter of Credit Collateral;

                      (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Letter of Credit Collateral; and

                      (iv) to the extent not covered by the above clauses, all proceeds of any or all of the foregoing Letter of Credit Collateral.

The lien and security interest granted hereby secures the payment of all obligations of the Borrower now or hereafter existing hereunder and under any other Loan Document.

                  (c) The Borrower hereby authorizes the Administrative Agent for the ratable benefit of the Banks to apply, from time to time after funds are deposited in the Letter of Credit Collateral Account, funds then held in the Letter of Credit Collateral Account to the payment of any amounts, in such order as the Administrative Agent may

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

elect, as shall have become due and payable by the Borrower to the Banks in respect of the Letters of Credit.

                  (d) Neither the Borrower nor any Person claiming or acting on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account, except as provided in
Section 6.4(h) hereof.

                  (e) The Borrower agrees that it will not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section 6.4.

                  (f) If any Event of Default shall have occurred and be continuing:

                          (i) The Administrative Agent may, in its sole discretion, without notice to the Borrower except as required by law and at any time from time to time, charge, set off or otherwise apply all or any part of the Letter of Credit Collateral first, (x) amounts
                                                            -----
         previously drawn on any Letter of Credit that have not been reimbursed by the Borrower and (y) any Letter of Credit Usage described in clause
         (ii) of the definition thereof that are then due and payable and second, any other unpaid Obligations then due and payable against the
         ------
         Letter of Credit Collateral Account or any part thereof, in such order as the Administrative Agent shall elect. The rights of the Administrative Agent under this Section 6.4 are in addition to any rights and remedies which any Bank may have.

                          (ii) The Administrative Agent may also exercise, in its sole discretion, in respect of the Letter of Credit Collateral Account, in addition to the other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at that time.

                  (g) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Letter of Credit Collateral if the Letter of Credit Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that, assuming such treatment, the Administrative Agent shall not have any responsibility or liability with respect thereto.

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

                  (h) At such time as all Events of Default have been cured or waived in writing, all amounts remaining in the Letter of Credit Collateral Account shall be promptly returned to the Borrower. Absent such cure or written waiver, any surplus of the funds held in the Letter of Credit Collateral Account and remaining after payment in full of all of the Obligations of the Borrower hereunder and under any other Loan Document after the Maturity Date shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT

                  Section VII.1. Appointment and Authorization. Each Bank
                                 -----------------------------
irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Except as otherwise expressly permitted by this Agreement or with the prior written consent of the Administrative Agent, only the Administrative Agent (and not one or more of the Banks) shall have the authority to deal directly with the Borrower under this Agreement and each Bank acknowledges that all notices, demands or requests from such Bank to Borrower must be forwarded to the Administrative Agent for delivery to the Borrower. Each Bank acknowledges that, except as otherwise expressly set forth in this Agreement, the Borrower has no obligation to act or refrain from acting on instructions or demands of one or more Banks absent written instructions from Administrative Agent in accordance with its rights and authority hereunder.

                  Section VII.2. Administrative Agent and Affiliates. Chase
                                 -----------------------------------
shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Chase and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder, and the term "Bank" and "Banks" shall include Chase in its individual capacity.

                  Section VII.3. Action by Administrative Agent. (a) The
                                 ------------------------------
obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without

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

limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI. The Administrative Agent shall not have by reason of the execution and delivery of the Loan Documents to which it is a party, the performance of any of its obligations thereunder, or by the use of the term "Administrative Agent", a fiduciary relationship in respect of any Bank or the Borrower.

                  (b) The Administrative Agent shall promptly forward, or make available by Intralinks or other internet access system, to each Bank tangible or electronic copies, or notify (in writing or electronically and, if electronically, the Administrative Agent will also transmit a fax indicating that the information in question is being transmitted electronically) each Bank as to the contents, of all notices, financial statements and other significant materials and communications received from the Borrower pursuant to the terms of this Agreement or any other Loan Document and, in the event that the Borrower fails to pay when due the principal of or interest on any Loan, the Administrative Agent shall promptly give notice thereof to the Banks. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon all the Banks; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. If the Borrower shall have made any payment of principal of and interest on the Loans or any other amount due hereunder in accordance with Article II hereof and the Administrative Agent shall not have distributed to each Bank its proper share of such payment on the date on which such payment shall be received (other than as a result of any shutdown of or disturbance in any payment system or any other event or circumstance beyond the reasonable control of the Administrative Agent), then the Administrative Agent shall pay such proper share to such Bank together with interest thereon at the Federal Funds Rate for each day from the date such payment shall have been received from the Borrower until the date such amount is paid by the Administrative Agent to such Bank. If any Bank transfers funds to the Administrative Agent in anticipation of the making of a Loan that is subsequently not made, then the Administrative Agent agrees to repay such funds to such Bank upon the receipt of a notice from such Bank requesting the repayment of such funds, together with interest thereon at the Federal Funds Rate for each day from the date which is the day upon which Administrative Agent shall have received a notice from

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

such bank requesting the repayment of such funds until the date such amount is paid by the Administrative Agent to such Bank.

                  Section VII.4. Consultation with Experts. The Administrative
                                 -------------------------
Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  Section VII.5. Liability of Administrative Agent. Neither the
                                 ---------------------------------
Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

                  Section VII.6. Indemnification. Each Bank shall, ratably in
                                 ---------------
accordance with its Commitment, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur as a result of, or in connection with, the Administrative Agent's capacity as Administrative Agent in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees in accordance with this Agreement.

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

                  Section VII.7. Credit Decision. Each Bank acknowledges that it
                                 ---------------
has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                  Section VII.8. Successor Administrative Agent. The
                                 ------------------------------
Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. In addition, if the Administrative Agent at any time shall have been finally determined to have committed gross negligence or willful misconduct in connection with its performance of its duties as Administrative Agent hereunder or if the Commitment of the Administrative Agent, in its capacity as a Bank, inclusive of participations, shall be less than $10,000,000, then, upon notice from the Required Banks, the Administrative Agent shall resign. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent with the consent of the Borrower; provided that the consent of the Borrower shall not be required if an Event of Default shall have occurred and be continuing. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000, total assets of at least $25,000,000,000 and a long-term senior unsecured indebtedness rating of BBB+ or better by S&P (if rated by S&P) and Baa1 by Moody's (if rated by Moody's). Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent.

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

                  If, at any time during the Term, the Administrative Agent shall no longer have any Commitment under this Agreement, the Administrative Agent shall give notice of its offer to resign to the Banks and the Borrower. Upon any such offer of resignation, the Required Banks shall have the right to appoint a successor Administrative Agent or to retain the Administrative Agent with the consent of the Borrower; provided that the consent of the Borrower shall not be required if an Event of Default shall have occurred and be continuing.

                  Section VII.9.  Administrative Agent's Fee. The Borrower shall
                                  --------------------------
pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Administrative Agent.

                  Section VII.10. Copies of Notices. Administrative Agent shall
                                  -----------------
deliver to each Bank a copy of any notice sent to the Borrower by Administrative Agent in connection with the performance of its duties as Administrative Agent hereunder; and Administrative Agent shall deliver to each Bank a copy of any notice sent to the Administrative Agent by the Borrower in connection with any Default or Event of Default hereunder.

                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES

                  Section VIII.1. Basis for Determining Interest Rate Inadequate
                                  ----------------------------------------------
or Unfair. If on or prior to the first day of any Interest Period for any
---------
Euro-Dollar Borrowing or Money Market Borrowing:

                  (a) the Administrative Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

                  (b) Banks having 50% or more of the aggregate amount of the affected Loans advise the Administrative Agent that the Adjusted London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the

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

Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans, or to continue or convert outstanding Loans as or into Euro-Dollar Loans, as the case may be, shall be suspended, and each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing or Money Market LIBOR Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing, and (ii) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

                  Section VIII.2. Illegality. If, after the date of this
                                  ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans or Money Market Loans or to participate in any Letter of Credit issued by the Fronting Bank, or, with respect to the Fronting Bank, to issue any Letter of Credit, and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make or convert Euro-Dollar Loans or Money Market Loans, or to participate in any Letter of Credit issued by the Fronting Bank or, with respect to the Fronting Bank, to issue any Letter of Credit, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Money Market Loans (as the case may be) to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan or Money Market Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Money Market Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                  Section VIII.3. Increased Cost and Reduced Return.
                                  ---------------------------------

                  (a) If, after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans or Money Market LIBOR Loans, its Note, or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                  (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

                  (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section (although failure or delay on the part of any Bank to provide such notice or to demand compensation pursuant to this Section, after receiving notice of increased cost or reduced rate of return, shall not constitute a waiver of such Bank's right to demand such compensation unless such failure materially prejudices Borrower's rights hereunder) and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                  Section VIII.4.  Taxes.
                                   -----

                  (a) Any and all payments by the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities, including, without limitation, penalties, interest and expenses, with respect thereto, excluding, in the case of each Bank and the Administrative Agent, taxes imposed
---------
on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities)(all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from
    -----
or in respect of any sum payable hereunder or under any Note or Letter of Credit or participation therein to any Bank or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank, the Fronting Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or Letter of Credit or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Letter of Credit or participation therein (hereinafter referred to as "Other Taxes").
                                                                -----------

                  (c) The Borrower agrees to indemnify each Bank, the Fronting Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank, the Fronting Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority). Any payment required under this indemnification shall be made within 15 days from the date such Bank, the Fronting Bank or the Administrative Agent (as the case may be) makes demand therefor. The Administrative Agent shall reasonably cooperate, at no cost to the Administrative Agent or the Banks, with efforts by Borrower to recover any Taxes or Other Taxes which Borrower reasonably believes were incorrectly or illegally imposed.

                  (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party after the date hereof), withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a). In addition, any amount that otherwise would be considered "Taxes" or "Other Taxes" for purposes of this Section 8.4 shall be excluded therefrom if the Bank either has transferred the domicile of its Loans pursuant to Section 9.12 or changed the Applicable Lending Office with respect to such Loans and such amount would not have been incurred had such transfer or change not been made.

                  (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or
        --------  -------
subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

                  Section VIII.5. Base Rate Loans Substituted for Affected
                                  ----------------------------------------
Euro-Dollar Loans. If (i) the obligation of any Bank to make, or convert
-----------------
outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Sections
8.1 or 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five
(5) Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

                  (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

                  (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

                  Section VIII.6. SPC Loans. Notwithstanding anything to the
                                  ---------
contrary contained herein, any Bank (a "Granting Bank") may grant to one special
                                        -------------
purpose funding vehicle (an "SPC") sponsored by such Granting Bank, as
                             ---
identified as such in writing by such Granting Bank to the Administrative Agent and the Borrower from time to time (including, without limitation, by the execution of this Agreement on the date hereof by a Granting Bank and its SPC identified as such on the signature pages hereof), the option to provide to the Borrower all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to the terms hereof; provided, that (i) nothing herein shall
                                       --------
constitute a commitment to make any Loan by any SPC, and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of such Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Any SPC that makes a Loan shall (i) have in regard to such Loan all of the rights (exercisable, however, only through its Granting Bank acting as its agent) that such Granting Bank would have had if it had made such Loan directly, and (ii) comply with this Agreement in regard to such Loan on the same terms as any other Bank party hereto; provided that (A) the Granting Bank's Commitment shall remain the Commitment of such Granting Bank, and (B) all monetary obligations of an SPC hereunder in respect of any Loan it provides shall remain the obligations of such Granting Bank to the extent at any time that such SPC elects not to or otherwise fails to perform or pay any such obligation. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Bank would otherwise be liable for so long as, and to the extent, its sponsoring Granting Bank makes such payment. Notwithstanding any Loan that may be provided by an SPC hereunder, the Administrative Agent and Borrower shall be entitled to continue to communicate and deal solely and directly with the Granting Bank in accordance with this Agreement in respect of such Loan. Each SPC that is a signatory hereto, and each SPC that subsequently is identified by its Granting Bank as having been granted such option, shall be deemed to have confirmed (and the Borrower and the Administrative Agent may require a written acknowledgment of such confirmation signed by any SPC not a signatory hereto that is subsequently so identified by its Granting Bank) to the Borrower and the Administrative Agent that (a) it has received a copy of the Agreement and each Loan Document, together with copies of the financial statements heretofore provided to the Banks under the terms of this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will independently and without reliance upon the Administrative Agent, its Granting Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and any other Loan

Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and any other Loan Document are required to be performed by it as a Bank, subject to the terms of this Section
                                                                       -------
8.6; and (e) appoints its Granting Bank, or a specified branch or affiliate
---
thereof, as its agent and attorney in fact and grants to its Granting Bank an irrevocable power of attorney to receive payments made for the benefit such SPC under this Agreement, to deliver and receive all communications and notices under this Agreement and other Loan Documents and to exercise on such SPC's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under this Agreement and other Loan Documents. Any document executed by such agent on such SPC's behalf in connection with this Agreement or other Loan Documents shall be binding on such SPC. In furtherance of the foregoing, all the Banks and the Administrative Agent each hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one (1) year and one (1) day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in Section 9.6(c), any SPC may (i) with notice to, but without the prior written consent of, the Borrower or Administrative Agent, and without the payment of any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Bank or to any financial institutions consented to by the Borrower and the Administrative Agent (and, subject to all of the provisions of this paragraph, such consents shall be deemed to have been granted with respect to any SPC signatory hereto on the date hereof) providing liquidity and/or credit facilities to or for the account of such SPC to support the funding or maintenance of loans, and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of liquidity and/or credit facilities to such SPC. Nothing in this
Section 8.6 that would affect the rights or obligations of an SPC may be amended without the written consent of any SPC that has any Loan outstanding at the time of such amendment.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section IX.1. Notices. All notices, requests and other
                                -------
communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrower, to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Glen B. Collyer, Esq., Telephone: (213) 485-1234, Telecopy: (213) 891-8763, and in the case of the Administrative Agent, to JPMorgan Chase Bank, 270 Park Avenue, 31/st/ Floor, New York, New York 10017, Attention: Loan and Agency Services, Telephone: (212) 552-7400, Telecopy number: (212) 552-5701, and to Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, Attention: Martha Feltenstein, Esq., Telephone: (212) 735-2272, Telecopy: (917) 777-2272, (y) in
the case of any Bank, at its address or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire, or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Administrative Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the
                                       --------
Administrative Agent under Article II or Article VIII shall not be effective until received.

                  Section IX.2. No Waivers. No failure or delay by the
                                ----------
Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  Section IX.3. Expenses; Indemnification.
                                -------------------------

                  (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom LLP, local counsel for the Administrative Agent, and travel, site visits, third party reports (including Appraisals), mortgage recording taxes, environmental and engineering expenses), in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel for the Administrative Agent, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  (b) The Borrower agrees to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold
                                                          ----------
each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel and settlements and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document (including, without limitation, the Borrower's actual or proposed use of proceeds of the Loans, whether or not in compliance with the provisions hereof), (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities involving Material of Environmental Concern, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Administrative Agent and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Administrative Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding in each case, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of (y) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction or (z) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

                  (c) The Borrower shall pay, and hold the Administrative Agent and each of the Banks harmless from and against, any and all present and future U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

                  Section IX.4. Sharing of Set-Offs. In addition to any rights
                                -------------------
now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it or Letter of Credit participated in by it, or, in the case of the Fronting Bank, Letter of Credit issued by it, which is greater than the proportion received by any other Bank or Letter of Credit issued or participated in by such other Bank, in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks or Letter of Credit issued or participated in by such other Bank, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks or Letter of Credit issued or participated in by such other Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair
                              --------
the right
of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes or the Letters of Credit. The Borrower agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                  Section IX.5. Amendments and Waivers. Any provision of this
                                ----------------------
Agreement (including any of the financial covenants given by the Borrower pursuant to Section 5.8), the Notes, the Letters of Credit or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless
                       --------
signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks and except as contemplated in the definition of the term "Loan Amount"), increase the aggregate Commitments above $500,000,000, or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees specified herein, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) release the Guaranty or otherwise release any other collateral, (v) subordinate the Loans to any other Debt, or (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section 9.5 or any other provision of this Agreement. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Lender affected thereby, (a) subject such Designated Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Lender Note made payable to such Designated Lender, or (c) postpone any date fixed for any payment of principal of, or interest on, or other amounts due with respect to the Designated Lender Note made payable to the Designated Lender.

                  Section IX.6. Successors and Assigns.
                                ----------------------

              (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks.

              (b) Any Bank may at any time grant to one or more banks or other entities (each a "Participant") participating interests in its Commitment or any
                  -----------
or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not
--------
agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

              (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of
                             --------
its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D
                                                                       ---------
attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Administrative Agent, which consent shall not be unreasonably withheld, and, provided no Event of Default shall have occurred and be continuing, the Borrower, which consent shall not be unreasonably withheld or delayed. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment (except for an assignment by a Bank to its Affiliate), the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

              (d)   Any Bank (each, a "Designating Lender") may at any time
                                       ------------------
designate one Designated Lender to fund Money Market Loans on behalf of such Designating Lender subject to the terms of this Section 9.6(d) and the provisions in Section 9.6(b) and (c) shall not apply to such designation. No Bank may designate more than one (1) Designated Lender. The parties to each such designation shall execute and deliver to the Administrative Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Administrative Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right (subject to the provisions of Section 2.3(b)) to make Money Market Loans on behalf of its Designating Lender pursuant to Section 2.3 after the Borrower has accepted a Money Market Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.6 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Administrative Agent, and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section 9.6(b) and (c).

              (e) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note and the Letter(s) of Credit participated in by such Bank or, in the case of the Fronting Bank, issued by it, to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

              (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

              Section IX.7. Governing Law; Submission to Jurisdiction.
                            -----------------------------------------

              (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

              (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Administrative Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

              Section IX.8. Marshaling; Recapture. Neither the Administrative
                            ---------------------
Agent nor any Bank shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

              Section IX.9. Counterparts; Integration; Effectiveness. This
                            ----------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This

Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

              Section IX.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE
                             --------------------
Administrative Agent AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

              Section IX.11. Survival. All indemnities set forth herein shall
                             --------
survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

              Section IX.12. Domicile of Loans. Subject to the provisions of
                             -----------------
Article VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

              Section IX.13. Limitation of Liability. No claim may be made by
                             -----------------------
the Borrower or any other Person against the Administrative Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

              Section IX.14. No Bankruptcy Proceedings. Each of the Borrower,
                             -------------------------
the Banks, and the Administrative Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


BORROWER:                           KILROY REALTY, L.P., a Delaware limited
--------                                  partnership

                                    By:   Kilroy Realty Corporation, a Maryland
                                          corporation, its general partner


                                          By:   /s/ Timothy M. Schoen
                                                -------------------------------
                                                Name:  Timothy M. Schoen
                                                Title: Vice President
                                                       Corporate Finance


                                          By:   /s/ Tyler H. Rose
                                                -------------------------------
                                                Name:  Tyler H. Rose
                                                Title: Senior Vice President
                                                       and Treasurer

ADMINISTRATIVE AGENT AND BANK:
-----------------------------

                            JPMORGAN CHASE BANK, as
                              Administrative Agent and as a Bank


                            By:   /s/ Christina Gould
                                  ------------------------------
                                  Name:   Christina Gould
                                  Title: Vice President

                            JPMorgan Chase Bank
                            270 Park Avenue, 31/st/ Floor
                            New York, New York  10017
                            Attn: John F. Mix
                            Telephone number: (212) 270-9562
                            Telecopy number: (270) 270-3513

                            Domestic and Euro-Dollar
                            Lending Office:

                            JPMorgan Chase Bank
                            270 Park Avenue, 31/st/ Floor
                            New York, New York 10017
                            Attn: Loan and Agency Services
                            Telephone:  (212) 552-7400
                            Telecopy number: (212) 552-5701

Commitment:
----------

$39,000,000.00

CO-SYNDICATION AGENT
--------------------
AND BANK:                           COMMERZBANK
--------
                                    AKTIENGESELLSCHAFT, NEW YORK
                                    AND GRAND CAYMAN BRANCHES


                                    By:   /s/ David Schwar
                                          --------------------------------
                                          Name:  David Schwar
                                          Title: Senior Vice President


                                    By:   /s/ Christine Finkel
                                          --------------------------------
                                          Name:  Christine Finkel
                                          Title: Vice President


Commitment: $39,000,000.00
----------

CO-SYNDICATION AGENT
--------------------
AND BANK:                           FLEET NATIONAL BANK
--------


                                    By:   /s/ Bill Lamb
                                          --------------------------------
                                          Name:  Bill Lamb
                                          Title: Vice President

Commitment: $39,000,000.00
----------

CO-SYNDICATION AGENT
--------------------
AND BANK:                           FIRST UNION NATIONAL BANK
--------


                                    By:   /s/ Cynthia A. Bean
                                          --------------------------------
                                          Name:  Cynthia A. Bean
                                          Title: VP

Commitment: $39,000,000.00
----------

CO-DOCUMENTATION AGENT
----------------------
AND BANK:                     BANK ONE, N.A.
--------


                              By:   /s/ Dell K. McCoy
                                    --------------------------------------
                                    Name:  Dell K. McCoy
                                    Title: Vice President

Commitment: $36,000,000
----------

CO-DOCUMENTATION AGENT
----------------------
AND BANK:                     DRESDNER BANK AG, NEW YORK
--------
                              BRANCH AND GRAND CAYMAN
                              BRANCH


                              By:   /s/ Garrett W. Thelander
                                    --------------------------------------
                                    Name:  Garrett W. Thelander
                                    Title: Director


                              By:   /s/ Clifford Rooke
                                    --------------------------------------
                                    Name:  Clifford Rooke
                                    Title: Director

Commitment: $36,000,000.00
----------


CO-AGENT AND BANK:            KEYBANK NATIONAL ASSOCIATION
-----------------


                              By:   /s/ Scott Chills
                                    --------------------------------------
                                    Name:  Scott Chills
                                    Title: Vice President

Commitment: $34,000,000.00
----------

BANK:                               UNION BANK OF CALIFORNIA
----


                                    By:      /s/ Kandice K. Parsons
                                             -----------------------------
                                             Name:  Kandice K. Parsons
                                             Title: Vice President

Commitment: $28,000,000.00
----------


BANK:                               KBC BANK N.V.
----


                                    By:      /s/ Jean-Pierre Diels
                                             -----------------------------
                                             Name:  Jean-Pierre Diels
                                             Title: First Vice President


                                    By:      /s/ Declan Meagher
                                             -----------------------------
                                             Name:  Declan Meagher
                                             Title: First Vice President


Commitment: $25,000,000.00
----------


BANK:                               MELLON BANK, N.A.
----


                                    By:      /s/ Michael P. Gage
                                             -----------------------------
                                             Name:  Michael P. Gage
                                             Title: F.V.P.

Commitment: $25,000,000.00
----------

BANK:                               PNC BANK, NATIONAL ASSOCIATION
----


                                    By:      /s/ Paul Jamidlkowski
                                             -----------------------------
                                             Name:  Paul Jamidlkowski
                                             Title: Vice President

Commitment: $25,000,000.00
----------

BANK:                               U.S. BANK
----


                                    By:      /s/ Perry L. Skoll
                                             -----------------------------
                                             Name:  Perry L. Skoll
                                             Title: Vice President

Commitment: $25,000,000.00
----------

BANK:                               CHANG HWA COMMERCIAL  BANK, LTD.,
----
                                    LOS ANGELES BRANCH


                                    By:      /s/ James Lin
                                             -----------------------------
                                             Name:  James Lin
                                             Title: SVP & General Manager


Commitment: $20,000,000.00
----------

BANK:                               COMERICA BANK
----


                                     By:      /s/ Charles L. Weddell
                                              ----------------------------
                                              Name:  Charles L. Weddell
                                              Title: Vice President

Commitment: $15,000,000.00
----------

                                    EXHIBIT A
                                    ---------

                                      NOTE


______________                                                New York, New York
                                                                  March 15, 2002


              For value received, KILROY REALTY, L.P., a Delaware limited partnership (the "Borrower") promises to pay to the order of _______________
                  --------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Administrative Agent under the Credit Agreement (as defined below).

              All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

              This Note is one of the Notes referred to in the Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2002, among the Borrower, the Banks party thereto, JPMorgan Chase Bank, as Administrative Agent and as Bank, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, Commerzbank AG, First Union National Bank and Fleet National Bank, as Syndication Agents, and Bank One, N.A. and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Documentation Agents (as the same may be amended from time to time, the "Credit Agreement").
                   ----------------

              Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                   KILROY REALTY, L.P., a Delaware limited
                                   partnership

                                   By:   Kilroy Realty Corporation, a Maryland
                                         corporation, its general partner


                                         By:      _____________________
                                                  Name:
                                                  Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


_______________________________________________________________

                                 Amount of
       Amount of     Type of     Principal     Maturity   Notation
Date   Loan          Loan        Repaid        Date       Made By
_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________


                                   EXHIBIT A-1
                                   -----------

                                      NOTE


$______________                                               New York, New York
                                                                  March 15, 2002


              For value received, KILROY REALTY, L.P., a Delaware limited partnership (the "Borrower") promises to pay to the order of _______________
                  --------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Administrative Agent under the Credit Agreement (as defined below).

              All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

              This Note is one of the Designated Lender Notes referred to in the Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2002, among the Borrower, the Banks party thereto, JPMorgan Chase Bank, as Administrative Agent and as Bank, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, Commerzbank AG, First Union National Bank and Fleet National Bank, as Syndication Agents, and Bank One, N.A. and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Documentation Agents (as the same may be amended from time to time, the "Credit Agreement").
                                   ----------------

              Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                     KILROY REALTY, L.P., a Delaware limited
                                     partnership

                                     By:   Kilroy Realty Corporation, a Maryland
                                           corporation, its general partner


                                           By:    _____________________
                                                  Name:
                                                  Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


_______________________________________________________________

                                Amount of
       Amount of     Type of    Principal    Maturity    Notation
Date   Loan          Loan       Repaid       Date        Made By
_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

                                    EXHIBIT B
                                    ---------

                       Unencumbered Asset Pool Properties
                                 (Fee Interests)


PROPERTY                            LOCATION

26541 Agoura Rd. (ARC)              Calabasas, CA
5151-5155 Camino Ruiz               Camarillo, CA
23600-610 Telo Avenue               Torrance, CA
1633 26th Street                    Santa Monica, CA
3130 Wilshire                       Santa Monica, CA
525 N. Brand                        Glendale, CA
Westside Media Ctr Ph. I            Los Angeles, CA
Calabasas Phase I                   Calabasas, CA
Westside Media Ctr Ph. II           Los Angeles, CA
909 N. Sepulveda                    El Segundo, CA
Calabasas Phase III                 Calabasas, CA
2501 Pullman (Caltrans)             Santa Ana, CA
9401 & 9451 Toledo Way (Mazda)      Irvine, CA
601 Valencia                        Brea, CA
Anaheim Corp Center                 Anaheim, CA
8101 Kaiser                         Anaheim, CA
1240 & 1250 Lakeview Ave.           Anaheim, CA
15435-445 Innovation Drive          San Diego, CA
AMCC Expansion                      San Diego, CA
Pacific Tech Center                 San Diego, CA
4361 Latham                         Riverside, CA
4351 Latham                         Riverside, CA
Walnut Business                     Diamond Bar, CA
5325 Hunter (Clothestime)           Anaheim, CA
Brea Industrial Properties          Brea, CA
Garden Grove Industrial Properties  Garden Grove, CA
12400 Industry                      Garden Grove, CA
1675 MacArthur                      Costa Mesa, CA
2055 Main Street                    Irvine, CA

14831 Franklin             Tustin, CA
1951 Carnegie              Santa Ana, CA
1250 N. Tustin Avenue      Anaheim, CA
2911 Dow Avenue            Tustin, CA
5115 N. 27th Avenue        Phoenix, AZ

                                    EXHIBIT C
                                    ---------

                       Unencumbered Asset Pool Properties
                              (Leasehold Interests)

         Kilroy Airport Center,
           (Long Beach)  Long Beach, CA

                                    EXHIBIT D
                                    ---------

                        FORM OF ASSIGNMENT AND ASSUMPTION
                        ---------------------------------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

                  AGREEMENT dated as of __________, ____ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), KILROY REALTY, L.P. (the "Borrower") and JPMORGAN CHASE BANK, as Administrative Agent (the "Agent").

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, this Assignment and Assumption Agreement (the "Assignment") relates to the Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2002, among the Borrower, the Banks party thereto, JPMorgan Chase Bank, as Administrative Agent and as Bank, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, Commerzbank AG, First Union National Bank and Fleet National Bank, as Syndication Agents, and Bank One, N.A. and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Documentation Agents (as the same may be amended from time to time, the "Credit Agreement").
 ----------------

                  WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

                  WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $____________ are outstanding at the date hereof; and

                  WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1. Definitions. All capitalized terms not otherwise
                             -----------
defined herein shall have the respective meanings set forth in the Credit Agreement.

                  SECTION 2. Assignment. The Assignor hereby assigns and sells
                             ----------
to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

                  SECTION 3. Payments. As consideration for the assignment and
                             --------
sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.1 It is understood that Commitment Fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  SECTION 4. Consent of the Borrower and the Agent. This
                             -------------------------------------
Agreement is conditioned upon the written consent of the Borrower and the consent of the Agent pursuant to section 9.6(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of the required consents. Pursuant to Section 9.6(c) the Borrower agrees to execute and deliver a Note payable

__________________

/1/ The amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any up-front fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

to the order of the Assignee to evidence the assignment and assumption provided for herein.

                  SECTION 5. Non-Reliance on Assignor. The Assignor represents
                             ------------------------
and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, that it has not created any adverse claim upon such interest and that such interest is free and clear of any adverse claim, and that it is authorized to enter into this Agreement. The Assignor makes no other representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower. The Assignee represents and warrants that it is authorized to enter into this Agreement.

                  SECTION 6. Governing Law. This Agreement shall be governed by
                             -------------
and construed in accordance with the external laws of the State of New York.

                  SECTION 7. Counterparts. This Agreement may be signed in any
                             ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                            [ASSIGNOR]

                                            By:____________________________
                                               Name:
                                               Title:

                                            [ASSIGNEE]

                                            By:____________________________
                                               Name:
                                               Title:

                                            JPMORGAN CHASE BANK, as
                                              Administrative Agent

                                            By:________________________
                                               Name:
                                               Title:

CONSENTED TO:

KILROY REALTY, L.P.

By:      Kilroy Realty Corporation,
         its general partner

         By:  __________________________
              Name:  Tyler H. Rose
              Title:  Senior Vice President and Treasurer

                                                                       EXHIBIT E

                       Form of Money Market Quote Request
                       ----------------------------------

                                                                       [Date]

To:          JPMORGAN CHASE BANK (the "Administrative Agent")

From:        Kilroy Realty, L.P. (the "Borrower")

Re: Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2002, among the Borrower, the Banks party thereto, the Administrative Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, Commerzbank AG, First Union National Bank and Fleet National Bank, as Syndication Agents, and Bank One, N.A. and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Documentation Agents (as the same may be amended from time to time, the "Credit Agreement").
                        ----------------

             We hereby give notice pursuant to Section 2.3 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount/2/                   Interest Period/3/
-------------------                   ------------------
$

             Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

_____________________________

/2/      Amount must be $10,000,000 or a larger multiple of $500,000.

/3/ Not less than one month (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                  The funding of Money Market Loans made in connection with this Money Market Quote Request [may/may not] be made by Designated Lenders.

                  Terms used herein have the meanings assigned to them in the Credit Agreement.

                                            Kilroy Realty, L.P.

                                            By:      Kilroy Realty Corporation

                                                     By:_______________________
                                                       Name:
                                                       Title:

                                                                       EXHIBIT F

                   Form of Invitation for Money Market Quotes
                   ------------------------------------------

To:      [Name of Bank]

Re:      Invitation for Money Market Quotes to Kilroy Realty, L.P. (the
         "Borrower")

                  Pursuant to Section 2.3 of the Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2002, among the Borrower, the Banks party thereto, JPMorgan Chase Bank, as Administrative Agent and as Bank, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, Commerzbank AG, First Union National Bank and Fleet National Bank, as Syndication Agents, and Bank One, N.A. and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Documentation Agents, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount                    Interest Period
----------------                    ---------------
$

                  Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

                  Please respond to this invitation by no later than 10:00 A.M. (New York City time) on [date].

                                            JPMORGAN CHASE BANK, as
                                              Administrative Agent

                                            By_____________________________
                                                     Authorized Officer

                                                                       EXHIBIT G

                           Form of Money Market Quote
                           --------------------------

To:      JPMorgan Chase Bank, as Administrative Agent (the "Administrative
         Agent")

Re:      Money Market Quote to Kilroy Realty, L.P. (the "Borrower")

                  In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.       Quoting Bank:  ________________________________
2.       Person to contact at Quoting Bank:

         _____________________________
3.       Date of Borrowing: ____________________*
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal         Interest Money  Market
Amount**          Period***       [Margin****] [Absolute Rate*****]
--------          ---------       ---------------------------------

$

$

         [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

                         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Third Amended and Restated Revolving Credit Agreement, dated as of March 15, 2002, among the Borrower, the Banks party thereto, the Administrative

         Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, Commerzbank AG, First Union National Bank and Fleet National Bank, as Syndication Agents, and Bank One, N.A. and Dresdner Bank AG, New York and Grand Cayman Branches, as Co-Documentation Agents, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                            Very truly yours,

                                            [NAME OF BANK]

Dated:_______________      By:____________________________
                                   Authorized Officer